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Filed Pursuant to Rule 497
Registration Statement No. 333-146743

PROSPECTUS

10,000,000 Shares

Fifth Street Finance Corp.

Common Stock

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments.

          We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We are managed by Fifth Street Management LLC, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies.

          This is an initial public offering of our shares of common stock. All of the 10,000,000 shares of common stock are being sold by us.

          Prior to this offering, there has been no public market for the common stock. We have been authorized to list our common stock on the New York Stock Exchange under the symbol "FSC."

          Investing in our common stock involves risks, including the risk of leverage and involves a heightened risk of total loss of investment. See "Risk Factors" beginning on page 10. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering.

          This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Initial public offering price	$14.1200	$141,200,000
Underwriting discount (sales load)(1)	$0.9884	$ 9,884,000
Proceeds, before expenses, to us(2)	$13.1316	$131,316,000

(1)
Stockholders will indirectly bear such fees as investors in us.

(2)
We estimate that we will incur approximately $2 million of expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in us.

          To the extent that the underwriters sell more than 10,000,000 shares of common stock, the underwriters have the option to purchase up to an additional 1,500,000 shares from us at the initial public offering price less the underwriting discount (sales load). If the option is exercised in full, the total public offering price would be $162,380,000, the total underwriting discount (sales load) would be $11,366,600, and the proceeds to us, before expenses, would be $151,013,400.

          The underwriters expect to deliver the shares against payment on or about June 17, 2008.

Goldman, Sachs & Co.	UBS Investment Bank
Wachovia Securities
BMO Capital Markets
Stifel Nicolaus

Prospectus dated June 11, 2008

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
THE OFFERING	6
FEES AND EXPENSES	8
RISK FACTORS	10
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	27
MERGER; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS	28
USE OF PROCEEDS	29
DISTRIBUTIONS	30
CAPITALIZATION	31
DILUTION	32
SELECTED FINANCIAL AND OTHER DATA	33
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	34
SENIOR SECURITIES	48
BUSINESS	49
PORTFOLIO COMPANIES	61
MANAGEMENT	64
INVESTMENT ADVISORY AGREEMENT	72
ADMINISTRATION AGREEMENT	79
LICENSE AGREEMENT	79
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	80
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	81
DIVIDEND REINVESTMENT PLAN	83
DESCRIPTION OF OUR SECURITIES	85
SHARES ELIGIBLE FOR FUTURE SALE	92
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	94
REGULATION	100
UNDERWRITING	105
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	110
BROKERAGE ALLOCATION AND OTHER PRACTICES	110
LEGAL MATTERS	110
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110
AVAILABLE INFORMATION	110
PRIVACY NOTICE	111
INDEX TO FINANCIAL STATEMENTS	F-1

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the shares offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus to reflect any material changes to such information subsequent to the date of the prospectus and prior to the completion of the offering pursuant to this prospectus.

PROSPECTUS SUMMARY

          This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled "Risk Factors."

          We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed Delaware corporation. Unless otherwise noted, the terms "we," "us," "our" and "Fifth Street" refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date, and Fifth Street Finance Corp. on and after the merger date. In addition, the terms "Fifth Street Management" and "investment adviser" refer to Fifth Street Management LLC.

Fifth Street Finance Corp.

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by Fifth Street Management, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $450 million in small and mid-sized companies since 1998.

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser's strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

          From the commencement of our operations on February 15, 2007 through March 31, 2008, we have originated $234 million of investments. As of March 31, 2008, our portfolio totalled $192 million (excluding unearned income) and was comprised of investments in 19 portfolio companies. The weighted average annualized yield of our debt investments as of March 31, 2008 was approximately 16.7%. We expect our investments to generally range in size from $5 million to $40 million and to principally be in the form of first and second lien debt investments, which may also include an equity component. As of March 31, 2008, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in 18 out of 19 portfolio companies as of March 31, 2008.

          In the quarter ended March 31, 2008 our investment adviser reviewed approximately $1.3 billion of potential investment opportunities, provided term sheets on $262 million of such opportunities and closed on $93 million of investments. In addition, as of March 31, 2008, our investment adviser had entered into non-binding term sheets representing approximately $32.4 million of investment commitments. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

          Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed corporation that is an externally managed, closed-end, non-diversified management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." The merger was permissible notwithstanding 1940 Act prohibitions on the ability of a business development company to enter into certain types of transactions with certain of its affiliates because a filing made with the Securities and Exchange Commission, or SEC, with the registration statement for this offering deferred our being subject to those prohibitions until after we had filed our election to be treated as a business development company.

          As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See "Regulation." We also intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code, or "Code." See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

          Our investment adviser is led by six principals who collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $450 million in small and mid-sized companies since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

          We expect to benefit from our investment adviser's ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

          The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser's managing partner, Marc A. Goodman, our investment adviser's senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer and a member of our investment adviser's investment committee.

Business Strategy

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

  •
  Capitalize on our investment adviser's strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and our investment adviser has active relationships with over 140 of them.

  •
  Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

  •
  Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We divide the country geographically and emphasize active, consistent sponsor coverage. In the quarter ended March 31, 2008 our investment adviser reviewed approximately $1.3 billion of potential investment opportunities.

  •
  Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest with private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

  •
  Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2008, the weighted average annualized yield of our debt investments was approximately 16.7%, which includes a cash component of 13.8%. The 19 debt investments in our portfolio as of March 31, 2008, averaged a debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.5x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections reduce our risk of capital loss.

  •
  Leverage the skills and experience of our investment adviser. The principals of our investment adviser collectively have over 50 years of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser's expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Market Opportunity

          We focus on building networks with private equity sponsors that invest in small and mid-sized companies. We provide financing to support the acquisitions or recapitalizations of companies by private equity sponsors. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and based on a search of the Dun and Bradstreet database completed on April 15, 2008, we believe there are approximately 69,000 companies in the United States with revenues between $25 million and $250 million. We believe many small and mid-sized companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on transactions involving larger companies. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. As a result, we believe that this provides us with an opportunity to grow our portfolio and enhance our reputation as a reliable lender to small and mid-sized companies in connection with investments by private equity sponsors. The underserved and less competitive nature of the small and mid-sized company market creates the opportunity for us to meet the financing requirements of small and mid-sized companies while also negotiating favorable investment terms. In addition, we believe that the volatility of the credit markets that began during the third quarter of 2007 further constrained the financing options available to small and mid-sized companies. In this regard, 78.5% of our investments were originated from the beginning of July 2007 through March 31, 2008.

Recent Developments

          On April 1, 2008, we increased our investment in Best Vinyl, Inc. by $2.0 million. In the aggregate, our investment consists of a $7.0 million second lien loan with a 12.5% annual interest rate. In addition, we continue to hold a minority ownership position in the company with a fair value of $226,729 as of March 31, 2008.

          On April 11, 2008, we increased our investment in Traffic Control & Safety Corporation by $4.0 million. In the aggregate, our investment consists of a $10.2 million second lien term loan with a 15.0% annual interest rate. In addition, we continue to hold a minority ownership position in the company with a fair value of $260,104 as of March 31, 2008.

          On April 21, 2008, we made a $16.4 million investment in Central Industrial Supply Company, a designer, manufacturer and distributor of linear slides and precision mechanical and electro-mechanical products for the computer hardware, telecommunications and industrial, commercial, and consumer equipment markets. Our investment consists of a $16.4 million first lien loan with a 17.0% annual interest rate.

          On April 24, 2008, we filed a certificate of amendment to our restated certificate of incorporation authorizing the issuance of up to 200,000 shares of 8.5% non-convertible, non-participating cumulative preferred stock, with a par value of $0.01 per share and a liquidation preference of $500 per share, that we are obligated to redeem no later than 30 months following the date of issuance ("Series A Preferred Stock"). See "Description of Our Securities — Capital Stock — Preferred Stock."

          On April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000.

          On April 30, 2008, we provided $8,293,333 of a prior unfunded commitment to Caregiver Services, Inc. ("CSI"). In the aggregate, our investment in CSI consists of a $10.0 million second lien term loan with an interest rate of LIBOR plus 6.85% with a 12.0% floor and a separate $13.5 million second lien term loan with an interest rate of 16.5%. In addition, we continue to hold a minority equity ownership position in CSI.

          For the month of April 2008, we had additional draws totaling $35.6 million on our secured revolving credit facility with Bank of Montreal at a weighted average rate of approximately 4.66%. As of April 30, 2008, our total borrowings outstanding under this credit facility were approximately $50 million.

          On May 1, 2008, our Board of Directors declared a dividend of $0.30 per share of common stock, payable on June 3, 2008 to shareholders of record as of May 19, 2008.

Corporate Information

          Our principal executive offices are located at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common stock offered by us	10,000,000 shares(1)
Common stock to be outstanding after this offering	22,614,289 shares(1)
Use of proceeds
Our net proceeds from this offering are estimated to be approximately $129.3 million. We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus. We may also use a portion of the net proceeds to redeem shares of our outstanding preferred stock and to reduce our outstanding borrowings under our secured revolving credit facility. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. We intend to retain the balance of the net proceeds to pay operating expenses, dividends and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbol	"FSC"
Investment advisory fees
We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our "Pre-Incentive Fee Net Investment Income" for the immediately preceding quarter, subject to a preferred return, or "hurdle," and a "catch up" feature. The second part will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee."
Distributions	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors.

Dividend Reinvestment plan
We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Risk factors
An investment in our common stock involves risk, including the risk of leverage and the risk that our Board of Directors may change our operating policies and strategies without prior notice to our stockholders or prior stockholder approval. See "Risk Factors" beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our shares of common stock.
Available information
After completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY, 10601, by telephone at (914) 286-6800, or on our website at http://www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

(1)
Does not include 1,500,000 shares of common stock issuable pursuant to the option to purchase additional shares of common stock granted by us to the underwriters.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Fifth Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.0	%(1)
Offering expenses borne by us (as a percentage of offering price)	1.42	%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)	8.42%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	3.82	%(4)
Interest payments on borrowed funds	0.44	%(5)
Other expenses	0.86%

Total annual expenses	5.12%

Example

          The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and our annual expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 7.00% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$128	$215	$303	$530

          The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would not be payable, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by either (i) the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

(1)
The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $2 million to be paid by us.

(3)
The expenses of administering our dividend reinvestment plan are included in other expenses.

(4)
Our "management fees" are made up of our base management fee and the incentive fees payable under our investment advisory agreement. Our investment adviser began earning base management fees and incentive fees under the investment advisory agreement on January 2, 2008. The base management fee portion of our "management fees" reflected in the table above is 2.42%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee."

  The incentive fee portion of our "management fees" is 1.40%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the quarter ended March 31, 2008, which totaled approximately $1,019,905. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our "Pre-Incentive Fee Net Investment Income" that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a "catch up" provision measured at the end of each fiscal quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

  •
  no incentive fee is payable to our investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle");

  •
  100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

  •
  20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to our investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to our investment adviser).

  The second part of the incentive fee will equal 20% of our "Incentive Fee Capital Gains," which will equal our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing with the year ending September 30, 2008.

(5)
On January 15, 2008, we entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. As of March 31, 2008, we had drawn approximately $14.4 million on the credit facility to fund additional investments and the annual weighted average interest rate at such date was 4.3%. However, as we intend to increase our borrowings under such credit facility, for purposes of this table and the example, we have assumed that we borrow for investment purposes an amount equal to 8.3% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 4.4%.

RISK FACTORS

          Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history.

          Fifth Street Mezzanine Partners III, L.P. commenced operations on February 15, 2007. On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed Delaware corporation. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially.

We currently have a limited number of investments in our investment portfolio. As a result, a loss on one or more of those investments would have a more adverse effect on our company than the effect such loss would have on a company with a larger and more diverse investment portfolio.

          As a new company with a limited operating history, we have not had the opportunity to invest in a large number of portfolio companies. As a result, until we have increased the number of investments in our investment portfolio, a loss on one or more of our investments would affect us more adversely than such loss would affect a company with a larger and more diverse investment portfolio.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

          Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

          Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser's ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

          Fifth Street Management is a new investment adviser and, as discussed above, we were organized on February 15, 2007. We have no employees; we will depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser, Messrs. Tannenbaum, Goodman, Alva, Berman, Dimitrov and Craig. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          Our ability to achieve our investment objective depends on our investment adviser's ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser's capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser has no prior experience managing a business development company or a RIC.

          The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the principals of our investment adviser. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. Our investment adviser does not have any prior experience managing a business development company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

          We expect that the principals of our investment adviser will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

          We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in small and mid-sized companies. As a result of these new entrants, competition for investment opportunities in small and mid-sized companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

          The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined may encourage our investment adviser to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock.

          The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us.

If we continue to borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

          Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

          At March 31, 2008, we had $14.4 million of indebtedness outstanding, which had a weighted average annualized interest cost of 4.3%. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 0.33% based on the amount of our assets at March 31, 2008.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $193.3 million in total assets, (ii) a weighted average cost of borrowings of 4.4%, (iii) $14.4 million in debt outstanding and (iv) $176.2 million in stockholders' equity.

Assumed Return on Our Portfolio
(net of expenses)

	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(11.33)%	(5.85)%	(0.36)%	5.13%	10.61%

Because we intend to distribute substantially all of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

          In order to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. In addition, under the terms of our certificate of amendment to our restated certificate of incorporation, as long as any shares of Series A Preferred Stock remain outstanding, we will not have outstanding senior securities, which include all of our borrowings and any outstanding preferred stock, in excess of $115 million. See "Description of Our Securities — Capital
Stock — Preferred Stock." These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

          Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Our ability to enter into transactions with our affiliates is restricted.

          We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

          Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our president and chief executive officer, and managing partner of our investment adviser, is and, following this offering, will continue to be managing partner of Fifth Street Capital LLC, a private investment firm. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of Fifth Street and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Fifth Street. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to Fifth Street and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds.

The incentive fee we pay to our investment adviser in respect of capital gains may be effectively greater than 20%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption "Investment Advisory Agreement — Overview of Our Investment Adviser — Incentive Fee." We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

The involvement of our investment adviser's investment professionals in our valuation process may create conflicts of interest.

          Our portfolio investments will generally not be in publicly traded securities. As a result, the value of these securities will not be readily available. We will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board's Valuation Committee. In connection with that determination, investment professionals from our investment adviser will prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser's investment professionals in our valuation process could result in a conflict of interest as our investment adviser's management fee is based, in part, on our gross assets.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

          If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption "Regulation."

Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

          As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we will need to periodically access the capital markets to raise cash to fund new investments. We may issue "senior securities," including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. For a discussion of another limitation on our ability to issue senior securities under the terms of our Series A Preferred Stock, see "Description of Our Securities — Capital Stock — Preferred Stock." Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

          We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

          We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

          We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

          In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

We may experience fluctuations in our quarterly results.

          We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

          Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

          To obtain and maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See "Material U.S. Federal Income Tax Considerations." Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements, such as under our secured revolving credit facility with Bank of Montreal, that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships." Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

          If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

          We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

          When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor's basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

          For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

          Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company."

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

          Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

          Under current SEC rules, beginning with our fiscal year ending September 30, 2009, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Our independent registered public accounting firm has identified material weaknesses in our internal control over financial reporting.

          In connection with the audit of our financial statements as of September 30, 2007, our independent registered public accounting firm, Grant Thornton LLP, identified material weaknesses in our internal control over financial reporting. The material weaknesses in our internal control over financial reporting related to deficiencies in our accounting and financial reporting controls. Specifically, we did not have the necessary resources and expertise in our accounting function, which resulted in (i) ineffective controls over the valuation of our portfolio investments resulting in a significant audit adjustment (ii) certain underlying information used in the preparation of the financial statements and related disclosures being inaccurate and not corrected during our review process; and (iii) incomplete and omitted disclosures in the notes to our financial statements, which are required by U.S. generally accepted accounting principles. In addition, we have assessed that the material weaknesses also relate to the asset diversification requirements imposed on RICs.

          Although we have taken steps to remediate the material weaknesses by utilizing outside accounting resources and adding personnel with accounting experience to our staff, there can be no assurance that we will be successful in our efforts to remediate the material weaknesses or that our independent registered public accounting firm will determine in connection with our next annual audit that our internal control over financial reporting are effective. Any failure to develop or maintain effective controls or difficulties encountered in their implementation or other effective improvement of our internal control could harm our operating results or cause us to fail to meet our reporting obligations or to report inaccurate information, including, in particular, with regard to the valuation of our portfolio, our net asset value and the fees payable to our investment adviser. In addition, such failure could also lead us to fail to meet the asset diversification requirement imposed on RICs and therefore fail to qualify as a RIC. If we are unable to adequately establish or improve our internal control over financial reporting, our independent registered public accounting firm will not be able to issue an unqualified opinion on the effectiveness of our internal control over financial reporting. Ineffective internal control over financial reporting could also cause investors to lose confidence in our reported financial information, which would likely have a negative effect on the trading price of our common stock and could result in regulatory proceedings against us by, among others, the SEC and delisting of our securities from the New York Stock Exchange.

At any time dividends on outstanding Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, the holders of Series A Preferred Stock will have the right to elect a majority of our directors.

          On April 24, 2008, we filed a certificate of amendment to our restated certificate of incorporation authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. On April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000.

          Under our certificate of amendment and the requirements of the 1940 Act, as long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, voting separately as a single class, have the right to elect (i) two directors at all times during which the Series A Preferred Stock is outstanding and (ii) a majority of the directors, if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. As a company controlled by Mr. Toll is currently the only holder of Series A Preferred Stock, if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, then Mr. Toll will effectively have the right to elect a majority of our directors. See "Description of Our Securities — Capital Stock — Preferred Stock."

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

          Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

          We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

          We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service its debt obligations.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

          We are authorized to invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

          We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

          We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

          Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

          Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

          The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

          We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold.

We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Changes in interest rates may affect our cost of capital and net investment income.

          Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may not realize gains from our equity investments.

          Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

          Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

          We anticipate that, depending on market conditions, it may take us up to three to six months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

          Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering are likely to incur immediate dilution upon the closing of this offering.

          Discounts payable to the underwriters, together with our organizational expenses and other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. These factors will result in immediate dilution of our net asset value per share following the offering of approximately $0.69. If the underwriters' option to purchase additional shares is exercised in full, dilution of our net asset value per share will be approximately $0.71 per share.

We have not identified specific investments in which to invest all of the proceeds of this offering.

          As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which we will invest the net proceeds of this offering, or the economic merits of any new investment.

The market price of our common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;

  •
  loss of RIC status;

  •
  changes in earnings or variations in operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of our key personnel; and

  •
  general economic trends and other external factors.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

          Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us and the underwriters. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Initially, the market for our common stock will be extremely limited. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock.

          In connection with the merger of Fifth Street Mezzanine Partners III, L.P. with and into Fifth Street Finance Corp., the partners of Fifth Street Mezzanine Partners III, L.P. received restricted common stock in exchange for their respective equity interests in Fifth Street Mezzanine Partners III, L.P. See "Merger; Business Development Company and Regulated Investment Company Elections." Beginning 180 days after the date of this prospectus, this stock will be freely tradable without restriction under the contractual limitations described elsewhere in this prospectus and Rule 144 (a non-exclusive resale exemption under the Securities Act of 1933 (the "Securities Act")), other than any such stock held by our affiliates. Thus, this restricted stock represents a significant "overhang," and significant sales of this stock, once it becomes tradable, could have an adverse affect on the price of our shares. Any such adverse effects upon our share price could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

          Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

          In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

          We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MERGER; BUSINESS DEVELOPMENT COMPANY
AND REGULATED INVESTMENT COMPANY ELECTIONS

Merger with and into a Corporation

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock of Fifth Street Finance Corp.

Business Development Company and Regulated Investment Company Elections

          In connection with this offering, we filed an election (effective as of January 2, 2008) to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of January 2, 2008. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

          In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our Board of Directors. Changes in these values will be reported through our statement of operations under the caption entitled "total net unrealized appreciation (depreciation) from investments." See "Business — Determination of Net Asset Value and Valuation Process."

We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

          As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively).

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

          As a business development company, we will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. For this purpose, senior securities include all borrowings and any outstanding preferred stock. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test. For a discussion of an additional limitation on our ability to utilize leverage under the terms of our Series A Preferred Stock, see "Description of Our Securities — Capital Stock — Preferred Stock."

We intend to distribute substantially all of our income to our stockholders.

          As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See "Material U.S. Federal Income Tax Considerations."

USE OF PROCEEDS

          We estimate that the net proceeds we will receive from the sale of 10,000,000 shares of our common stock in this offering will be approximately $129.3 million, or approximately $149.0 million if the underwriters fully exercise their option to purchase additional shares, after deducting the underwriting discount and estimated offering expenses totaling approximately $11.9 million ($13.4 million if the underwriters fully exercise their option to purchase additional shares).

          We intend to use substantially all of the net proceeds from this offering to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and distributions to our stockholders, and for general corporate purposes. We may also use a portion of the net proceeds to redeem shares of our outstanding preferred stock and to reduce our outstanding borrowings under our secured revolving credit facility with Bank of Montreal, which is an affiliate of BMO Capital Markets Corp., one of our underwriters in this offering. Based on current market conditions, we anticipate that it may take up to three to six months to fully invest the net proceeds we receive in connection with this offering. However, if market conditions change, it may take us longer than three to six months to fully invest the net proceeds from this offering. Pending such use, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, consistent with our business development company election and our election to be taxed as a RIC. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Regulation — Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

          We intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our Board of Directors.

          To be relieved of federal taxes on income and gains distributed to our stockholders, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you had received an actual distribution of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to "Material U.S. Federal Income Tax Considerations" for further information regarding the consequences of our retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See "Regulation," "Material U.S. Federal Income Tax Considerations" and "Senior Securities."

          We have adopted an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders' cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. See "Dividend Reinvestment Plan."

CAPITALIZATION

          The following table sets forth our capitalization as of March 31, 2008:

  •
  on an actual basis; and

  •
  on an as adjusted basis to give effect to (a) the issuance of 30,000 shares of Series A Preferred Stock at a price of $500 per share on April 25, 2008; (b) the issuance of 133,317 shares of common stock under our dividend reinvestment plan and a cash dividend payment of approximately $1.9 million on June 3, 2008; and (c) our sale of 10,000,000 shares of our common stock in this offering at the initial public offering price of $14.12 per share, after deducting the underwriting discount and organizational and offering expenses payable by us. The table does not reflect the use of the net proceeds of this offering as described under "Use of Proceeds", the additional draws totaling $35.6 million on our secured revolving credit facility subsequent to March 31, 2008 or the use of such borrowed funds, including to fund investments.

          This table assumes no exercise of the underwriters' option to purchase additional shares of common stock. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

	As of March 31, 2008
	Actual	As adjusted
	(dollars in thousands)
Assets:
Cash and cash equivalents	$2,453	$144,907
Total assets	193,334	335,788

Liabilities:
Liabilities other than preferred stock	17,124	17,124
Preferred stock subject to mandatory redemption(1)	—	15,000

Total liabilities	17,124	32,124
Stockholders' equity:
Common stock, par value $0.01 per share; 50,000,000 shares authorized, 12,480,972 shares outstanding, actual; 49,800,000 shares authorized, 22,614,289 shares outstanding, as adjusted	125	226
Additional paid-in capital	169,295	300,392
Net unrealized depreciation on investments	(1,923)	(1,923)
Accumulated undistributed net investment income	8,713	4,969

Total stockholders' equity	176,210	303,664

Total liabilities and stockholders' equity	193,334	335,788

(1)
On April 4, 2008, the Board of Directors approved an amendment to our restated certificate of incorporation to reclassify 200,000 shares of our common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share, that we are obligated to redeem within 30 months from the issue date. See "Description of Our Securities — Capital Stock — Preferred Stock" for a detailed description of the terms of the Series A Preferred Stock. On April 25, 2008, we sold 30,000 shares of Series A preferred stock at a purchase price of $500 per share for total proceeds of $15,000,000. Since this meets the definition of a mandatorily redeemable financial instrument according to Statement of Financial Accounting Standards No.150, Accounting for Certain Financial Instruments with Characteristics of Both Equity and Liabilities, as promulgated by the Financial Accounting Standards Board, the Series A Preferred Stock is considered a liability for accounting purposes and is disclosed as such in the table above.

DILUTION

          If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

          Our net asset value as of March 31, 2008 was approximately $176.2 million, or $14.12 per share. After giving effect to (a) the issuance of 30,000 shares of Series A Preferred Stock at a price of $500 per share on April 25, 2008; (b) the issuance of 133,317 shares of common stock under our dividend reinvestment plan and a cash dividend payment of approximately $1.9 million on June 3, 2008; and (c) the sale of 10,000,000 shares of our common stock in this offering at the initial public offering price of $14.12 per share, after deducting the underwriting discount and estimated offering expenses payable by us, our as-adjusted net asset value as of March 31, 2008 would have been approximately $303.7 million, or $13.43 per share. This represents an immediate decrease in our as-adjusted net asset value of $0.69 per share to our existing stockholders and an immediate dilution of $0.69 per share to new investors who purchase our common stock in the offering at the initial public offering price. The following table shows this immediate per share dilution:

Initial public offering price per share		$14.12
Net asset value per share	$14.12
(Decrease) in net asset value per share attributable to new investors in this offering	$(0.69)

As-adjusted net asset value per share after this offering		$13.43

Dilution per share to new investors(1)		$0.69

(1)
To the extent the underwriters' option to purchase additional shares is exercised, there will be further dilution to new investors.

          The following table summarizes, as of March 31, 2008, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering at the initial public offering price of $14.12 per share, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration
					Average Price per Share
	Number	Percent	Amount	Percent
Existing stockholders(1)	12,614,289	55.78%	$175,991,759	55.48	$13.95
New investors	10,000,000	44.22%	$141,200,000	44.52%	$14.12

Total	22,614,289	100.0%	$317,191,759	100.0%

(1)
Includes 133,317 shares of common stock issued under our dividend reinvestment plan on June 3, 2008.

SELECTED FINANCIAL AND OTHER DATA

          The following selected financial data should be read together with our financial statements and the related notes included elsewhere in this prospectus and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Effective as of January 2, 2008 Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 set forth below was derived from our audited financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. included elsewhere in this prospectus. The financial information at and for the six months ended March 31, 2008 was derived from our unaudited financial statements and related notes included elsewhere in this prospectus. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	At and for the Six Months Ended March 31, 2008	Period from inception to September 30, 2007
	(unaudited)
Income Statement Data:
Investment income:
Total interest income	$11,582,521	$4,064,872
Fee and Dividend income	698,554	231,060

Total investment income	12,281,075	4,295,932
Expenses:
Base management fees	1,798,926	1,564,189
Incentive fees	1,019,905	—
Interest expense	187,681	522,316
Organizational costs	200,747	413,101
Transaction fees	206,726	357,012
Line of credit guarantee expense	83,333	250,000
Professional fees	554,500	211,057
Board of Directors fees	29,750
Marketing expense	53,995	—
Employment costs	249,562	—
Other administrative expenses	52,246	—
Miscellaneous expense	90,084	18,867

Total expenses	4,527,455	3,336,542

Net investment income	7,753,620	959,390
Change in unrealized appreciation (depreciation) on investments	$(2,045,339)	$122,936
Net increase in partners' capital/net assets resulting from operations	$5,708,281	$1,082,326
Balance Sheet Data:
Assets:
Total investments at fair value	192,024,015	$89,957,145
Unearned fee income	(3,915,356)	(1,566,293)

Total investments net of accumulated unearned income	188,108,659	88,390,852
Cash and cash equivalents	2,453,045	17,654,056
Interest receivables	1,450,211	754,623
Due from portfolio company	49,978	127,715
Prepaid management fee and expenses	83,426	252,586
Deferred offering costs	1,188,571	149,687

Total assets	193,333,890	$107,329,519

Liabilities:
Accrued expenses	35,400	$311,138
Accounts payable	58,815	105,969
Base management fee payable	954,404	—
Incentive fee payable	1,019,905	—
Interest payable	72,293	9,934
Accrued offering costs	304,223	86,783
Payments received in advance from portfolio companies	125,877	—
Due to FSC, Inc.	147,720
Other liabilities	9,337	—
Loans payable	14,395,667	—

Total liabilities	17,123,641	513,824

Total stockholders' equity/partners' capital	$176,210,249	$106,815,695
Total liabilities and stockholders' equity/partners' capital	$193,333,890	$107,329,519

Other Data:
Weighted average effective yield on debt investments(1)	16.7%	16.8%
Number of portfolio companies	19	10
Earnings per share(2)	$0.46	N/A

(1)
Weighted average annualized effective yield is calculated based upon our debt investments at the end of the period.

(2)
The earnings per share calculation for the six months ended March 31, 2008 is based on the presumption that if the number of shares issued at the time of the merger on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the six-month period, on October 1, 2007, our earnings per share would have been $0.46 per share.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments.

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

          Our financial statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

Revenues

          We plan to generate revenue in the form of interest income on debt investments and capital gains, if any, on equity interests in portfolio companies that we may be granted or purchase. We expect our debt investments to typically include first and second priority liens, to have terms of up to six years (but an expected average life of between three and four years) and typically to bear interest at fixed rates and, to a lesser extent, at floating rates. Interest on debt generally will be payable monthly or quarterly. The principal amount of the debt and any accrued but unpaid interest generally will become due at the maturity date. In many cases, our interest income includes a PIK component for a small portion of the total interest. In addition, we may generate revenue in the form of commitment, origination, structuring or closing fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned in accordance with generally accepted accounting principles in the United States (GAAP). We may also invest, to a lesser extent, in equity securities, which may, in some cases, include preferred securities that pay dividends on a current basis.

Expenses

          Our primary operating expenses will be the payment of a base management fee and an incentive fee under the investment advisory agreement with Fifth Street Management and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our allocable portion of overhead will be based on the proportion of our total assets in relation to the total assets under the management of the entities controlled by Mr. Tannenbaum. Fees paid under our investment advisory agreement will compensate our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments and will also incentivize our investment adviser to identify quality investments for our portfolio. See "Investment Advisory Agreement" and "Administration Agreement" for additional information regarding the fees under these two agreements. We will bear all other costs and expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating our net asset value;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the investment advisory agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses (including fees paid to Mr. Toll, who, although is not considered an independent director, receives the same fees as an independent director);

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and his staff.

Critical Accounting Policies

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

          We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value.

          We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value. Enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

          Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed and discussed with the principals of our investment adviser;

  •
  An independent valuation firm engaged by the Board of Directors reviews these preliminary valuations on a selected basis and submits a report to us;

  •
  The Valuation Committee of our Board of Directors reviews the preliminary valuations and the report of the independent valuation firm, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee; and

  •
  The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

          The fair value of our investments at September 30, 2007 was determined by the general partner of Fifth Street Mezzanine Partners III, L.P. and at March 31, 2008 was determined by our Board of Directors.

          Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to at least 90% of the cost basis of our investment portfolio in any given quarter. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

          An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007 and 92.1% of our portfolio for the quarter ended March 31, 2008.

          In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. We are currently analyzing the effect of adoption of this statement on our financial position, including our net asset value, and results of operations. We will adopt this statement on a prospective basis beginning in the quarter ending December 31, 2008. Adoption of this statement could have a material effect on our financial statements, including our net asset value. However, the actual impact on our financial statements for the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.

          In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, we are evaluating the implications of SFAS 159, and its impact on the financial statements has not yet been determined.

Revenue Recognition

Interest and Dividend Income

          Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

          We will receive a variety of fees in the ordinary course of our business, including origination fees. We will account for our fee income in accordance with Emerging Issues Task Force Issue 00-21 "Accounting for Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). EITF 00-21 addresses certain aspects of a company's accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit's relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases," ("SFAS No. 91"). We will recognize fee income in accordance with SFAS No. 91. In addition, we will capitalize and offset direct loan origination costs against the origination fees received and only defer the net fee.

Payment-in-Kind (PIK) Interest

          Our loans typically contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income may need to be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectable. Accrued PIK interest represented $2.3 million or 1.2% of our portfolio of investments (excluding unearned income) as of March 31, 2008. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.

Portfolio Composition

          Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years) and typically bear interest at fixed rates and to a lesser extent, at floating rates.

          A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments are shown in following tables:

	March 31, 2008		September 30, 2007
Type of Security	Cost	Fair Value	Cost	Fair Value
First lien debt	32.77%	33.10%	6.32%	6.31%
Second lien debt	62.54%	63.16%	87.49%	87.37%
Unsecured debt	0.00%	0.00%	0.00%	0.00%
Purchased equity	2.00%	1.64%	1.99%	2.14%
Equity grants	2.69%	2.10%	4.20%	4.18%

Total	100.00%	100.00%	100.00%	100.00%

          Set forth below are tables showing the industry composition of our portfolio at cost and fair value as of March 31, 2008 and September 30, 2007 (excluding unearned income):

	March 31, 2008		September 30, 2007
Industry	Cost	Fair Value	Cost	Fair Value
Restaurants	10.01%	9.92%	8.53%	8.24%
Trailer Leasing Services	8.77%	8.85%	—	—
Healthcare Facilities	7.86%	7.94%	—	—
Data Processing and Outsourced Services	7.22%	7.12%	11.10%	10.91%
Footwear and Apparel	7.14%	7.22%	—	—
Media — Advertising	6.56%	6.45%	13.96%	13.93%
Food Distributors	6.24%	6.34%	13.36%	13.34%
Housewares & Specialties	6.24%	6.31%	—	—
Household Products/Specialty Chemicals	6.01%	5.46%	12.59%	12.58%
Home Furnishing Retail	5.81%	5.92%	—	—
Lumber Products	5.32%	5.25%	—	—
Health Care Services	5.06%	5.29%	10.88%	11.43%
Commodity Chemicals	4.59%	4.59%	9.86%	9.90%
Capital Goods	3.76%	3.81%	—	—
Leisure Facilities	3.44%	3.51%	7.51%	7.50%
Construction & Engineering	3.37%	3.41%	6.62%	6.68%
Building Products	2.60%	2.61%	5.59%	5.49%

Total	100.00%	100.00%	100.00%	100.00%

Portfolio Asset Quality

          We employ a grading system to assess and monitor the credit risk of our loan portfolio. We rate all loans on a scale from 1 to 5. The system is intended to reflect the performance of the borrower's business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

  •
  Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

  •
  Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

  •
  Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

  •
  Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

  •
  Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

          The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2008 and September 30, 2007:

	March 31, 2008		September 30, 2007
Investment Rating	Investment at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$14,229,069	7.41%	$—	0.00%
2	148,438,911	77.30%	80,147,085	89.10%
3	29,356,035	15.29%	9,810,060	10.90%
4	—	0.00%	—	0.00%
5	—	0.00%	—	0.00%

Total	$192,024,015	100.00%	$89,957,145	100.00%

Results of Operations

          The principal measure of our financial performance is the "Net increase in net assets/partners' capital resulting from operations" which is the sum of three elements. The first element is "Net investment income (loss)," which is the difference between our income from interest, fees and other income and our operating expenses. The second element is "Realized gain (loss) on investments," which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. The third element, "Change in unrealized appreciation (depreciation) on investments," is the net change in the fair value of our investment portfolio.

          We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007 and we had limited operations through March 31, 2007. As a result, there is no period with which to compare our results of operations for the six months ended March 31, 2008 or the period from February 15, 2007 (inception) through September 30, 2007.

For the Six Months Ended March 31, 2008

Investment Income

          Total investment income included interest and dividend income on investments and fee income. Fee income consisted principally of loan and arrangement fees and administrative fees.

          For the six months ended March 31, 2008, total investment income was $12.3 million, which consisted of $11.6 million in interest income and $0.7 million in fee income.

          For the six months ending March 31, 2008, one investment exceeded 10% of investment income. That one investment represented 11.3% of investment income for the six months ended March 31, 2008.

Expenses

          Expenses included management and incentive fees payable to our investment adviser, Fifth Street Management LLC, interest payable on indebtedness outstanding under a line of credit, line of credit guarantee expense, organizational costs related to our formation and the merger of Fifth Street Mezzanine Partners III, L.P. with and into Fifth Street, professional fees, employment costs, transaction fees, administrative expenses, and other miscellaneous expenses.

          For the six months ended March 31, 2008, total expenses were $4.5 million, which primarily consisted of $1.8 million of base management fees and $1.0 million of incentive fees payable to our investment adviser under the investment advisory agreement, $555,000 of professional fees, $250,000 of employment costs payable to FSC, Inc, our administrator, $207,000 of transaction fees, $201,000 of organizational costs, $188,000 of interest expense, $83,000 of line of credit guarantee expense, $52,000 of administrative costs, $54,000 of marketing expenses, $30,000 of Board of Directors fees, and $90,000 of other expenses.

Change in Unrealized Depreciation on Investments

          For the six month period ended March 31, 2008, we recorded net unrealized depreciation on investments of approximately $2,045,000.

Net Increase in Net Assets Resulting from Operations

          As a result of the above-described events, the net increase in net assets resulting from operations during the six months ended March 31, 2008 was $5.7 million.

For the period from February 15, 2007 (inception) to September 30, 2007

Investment Income

          Total investment income included interest and dividend income on investments and fee income. Fee income consisted principally of loan and arrangement fees and administrative fees.

          For the period from February 15, 2007 (inception) to September 30, 2007, total investment income was $4.3 million, which consisted of $4.1 million in interest and dividend income and $230,000 in fee income.

          For the period ending September 30, 2007, investment income from four investments exceeded 10% of investment income. The four investments in aggregate represented approximately 71% of the investment income for the period ending September 30, 2007.

Expenses

          Expenses included the management fee payable by Fifth Street Mezzanine Partners III, L.P. to its general partner, interest payable on indebtedness outstanding under a line of credit, organizational costs related to the formation of Fifth Street Mezzanine Partners III, L.P., transaction fees related to investments, fees paid to an affiliate of Fifth Street Mezzanine Partners III, L.P. for providing a guarantee under the line of credit, professional fees and other miscellaneous expenses.

          For the period from February 15, 2007 (inception) to September 30, 2007, total expenses were $3.3 million, which primarily consisted of $1.6 million of management fees, $522,000 of interest expense, $413,000 of organizational costs, $357,000 of transaction fees, $250,000 of guarantee fee expense and $211,000 of professional fees. As of November 27, 2007, the line of credit and the guarantee fee arrangement were terminated.

Change in Unrealized Appreciation (Depreciation) on Investments

          The general partner of Fifth Street Mezzanine Partners III, L.P. determines the value of each investment in Fifth Street Mezzanine Partners III, L.P.'s portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in the statement of operations. Value is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the general partner of Fifth Street Mezzanine Partners III, L.P. Since there is typically no readily available market value for the investments in the portfolio of Fifth Street Mezzanine Partners III, L.P., the general partner of Fifth Street Mezzanine Partners III, L.P. values substantially all of such portfolio investments at fair value as determined in good faith. At September 30, 2007, portfolio investments recorded at fair value (including unearned income) were approximately 82% of the total assets of Fifth Street Mezzanine Partners III, L.P. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for the investments.

          For the period from February 15, 2007 (inception) to September 30, 2007, Fifth Street Mezzanine Partners III, L.P. recorded unrealized appreciation on investments of $123,000.

Net Increase in Partners' Capital Resulting from Operations

          As a result of the above-described events, the net increase in partners' capital resulting from operations during the period from February 15, 2007 (inception) to September 30, 2007 was $1.1 million.

Financial Condition, Liquidity and Capital Resources

          On March 30, 2007, we closed on approximately $78 million in capital commitments from the sale of limited partnership interests of Fifth Street Mezzanine Partners III, L.P. As of September 30, 2007, we had closed on additional capital commitments, bringing the total amount of capital commitments to $165 million. We then closed on capital commitments from the sale of additional limited partnership interests of Fifth Street Mezzanine Partners III, L.P., bringing the total amount of capital commitments to $169.4 million as of November 28, 2007.

          On January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock of Fifth Street Finance Corp.

          On April 25, 2008, we sold 30,000 shares of Series A Preferred Stock at a price of $500 per share, for total proceeds of $15 million and we drew down the balance of our $50 million secured revolving credit facility.

          On May 1, 2008, our Board of Directors declared a dividend of $0.30 per share of common stock, payable on June 3, 2008 to shareholders of record as of May 19, 2008.

          We intend to generate cash primarily from the net proceeds of this offering, as well as any future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds will be investments in our targeted asset classes and cash distributions to holders of our common stock.

          Although we expect to fund the growth of our investment portfolio through the net proceeds from this offering, future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See "—Regulated Investment Company Status and Dividends" below. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies to fund our unfunded commitments to portfolio companies and to repay borrowings under our $50 million secured revolving credit facility, which matures on January 13, 2009. The illiquidity of these portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value. As of March 31, 2008, we had $2.5 million in cash, portfolio investments (at fair value excluding unearned income) of $192.0 million, $14.4 million of borrowings outstanding under our secured revolving credit facility and unfunded commitments of $26.8 million. At April 30, 2008, we had $23.0 million in cash, $50 million of borrowings outstanding under our secured revolving credit facility, unfunded commitments of $18.5 million and Series A Preferred Stock outstanding of $15 million.

          In addition, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. Also, as long as any shares of Series A Preferred Stock remain outstanding, we are not permitted to have outstanding senior securities, which include all of our borrowings and any outstanding preferred stock, in excess of $115 million. See "Description of Our Securities — Capital Stock — Preferred Stock." These requirements limit the amount that we may borrow. As of March 31, 2008, we were in compliance with these requirements. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Borrowings

          As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. In addition, as long as any shares of Series A Preferred Stock remain outstanding, we are not permitted to have outstanding senior securities, which include all of our borrowings and any outstanding preferred stock, in excess of $115 million. See "Description of Our Securities — Capital Stock — Preferred Stock." These requirements limit the amount that we may borrow.

          On January 15, 2008, we entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The secured revolving credit facility is secured by our existing investments. We had drawn approximately $14.4 million on such credit facility to fund additional investments as of March 31, 2008 and approximately $50 million as of April 30, 2008. We may incur additional borrowings under this credit facility to redeem shares of our preferred stock.

          Under the secured revolving credit facility we must satisfy several financial covenants, including maintaining a minimum level of stockholders' equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, we must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. At March 31, 2008, we were in compliance with these covenants.

          Since our inception we have had funds available under the following agreements which we repaid or terminated prior to our election to be regulated as a business development company:

          Note Agreements.    We received loans of $10 million on March 31, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a member of our Board of Directors, on each occasion for the purpose of funding our investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, we repaid all outstanding borrowings under these note agreements.

          Loan Agreements.    On April 2, 2007, we entered into a $50 million loan agreement with Wachovia Bank, N.A., which was available for funding investments. The borrowings under the loan agreement accrued interest at LIBOR (London Inter Bank Offered Rate) plus 0.75% per annum and had a maturity date in April 2008. In order to obtain such favorable rates, Mr. Toll, a member of our Board of Directors, Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, each guaranteed our repayment of the $50 million loan. We paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum and FSMPIII GP received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

Off-Balance Sheet Arrangements

          We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2008, our only off-balance sheet arrangements consisted of $26.8 million of unfunded commitments to provide debt financing to our portfolio companies. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on our balance sheet.

Contractual Obligations

          We have entered into two contracts under which we have material future commitments, the investment advisory agreement, pursuant to which Fifth Street Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which FSC, Inc. has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. See "Investment Advisory Agreement" and "Administration Agreement."

          As discussed above, we have also entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. This credit facility is secured by our existing investments. We had drawn approximately $14.4 million on such credit facility to fund additional investments as of March 31, 2008 and approximately $50 million as of April 30, 2008.

          Under the terms of our Series A Preferred Stock, $15 million of which is outstanding as of April 25, 2008, we are required to redeem such stock on October 25, 2010 if we have not previously done so at our option. See "Description of Our Securities — Capital Stock — Preferred Stock" for a description of the terms of the Series A Preferred Stock.

          As of March 31, 2008 we had $26.8 million of unfunded commitments to provide debt financing to our portfolio companies.

Regulated Investment Company Status and Dividends

          Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., which has elected to be treated as a business development company under the 1940 Act. We intend to elect, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

          Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

          To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We intend to make distributions to our stockholders on a quarterly basis of substantially all of our annual taxable income (which includes our taxable interest and fee income). We may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

          We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Related Party Transactions

          We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Pursuant to the investment advisory agreement, payments will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. Fifth Street Management has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement."

          Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition,

FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and their respective staffs. See "Administration Agreement." Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

          Mr. Toll, a member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P. from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

Recent Developments

          On April 1, 2008, we increased our investment in Best Vinyl, Inc. by $2.0 million. In the aggregate our investment consists of a $7.0 million second lien loan with a 12.5% annual interest rate. In addition, we continue to hold a minority ownership position in the company with a fair value of $226,729 as of March 31, 2008.

          On April 11, 2008, we increased our investment in Traffic Control & Safety Corporation by $4.0 million. In the aggregate our investment consists of a $10.2 million second lien term loan with a 15.0% annual interest rate. In addition, we continue to hold a minority ownership position in the company with a fair value of $260,104 as of March 31, 2008.

          On April 21, 2008, we made a $16.4 million investment in Central Industrial Supply Company, a designer, manufacturer and distributor of linear slides and precision mechanical and electro-mechanical products for the computer hardware, telecommunications and industrial, commercial, and consumer equipment markets. Our investment consists of a $16.4 million first lien loan with a 17.0% annual interest rate.

          On April 24, 2008, we filed a certificate of amendment to our restated certificate of incorporation authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. See "Description of Our Securities — Capital Stock — Preferred Stock."

          On April 25, 2008, we sold 30,000 shares of Series A Preferred Stock, to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000.

          On April 30, 2008, we provided $8,293,333 of a prior unfunded commitment to CSI. In the aggregate, our investment in CSI consists of a $10.0 million second lien term loan with an interest rate of LIBOR plus 6.85% with a 12.0% floor and a separate $13.5 million second lien term loan with an interest rate of 16.5%. In addition, we continue to hold a minority equity ownership position in CSI.

          For the month of April 2008, we had additional draws totaling $35.6 million on our secured revolving credit facility with Bank of Montreal at a weighted average rate of approximately 4.66%. As of April 30, 2008, our total borrowings outstanding under this credit facility were approximately $50 million.

          On May 1, 2008, our Board of Directors declared a dividend of $0.30 per share of common stock, payable on June 3, 2008 to shareholders of record as of May 19, 2008.

Quantitative and Qualitative Disclosure about Market Risk

          We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and prime rates.

          The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of March 31, 2008, approximately 5.3% of our debt investment portfolio (at fair value) bore interest at floating rates. At March 31, 2008, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

SENIOR SECURITIES

          Information about our senior securities is shown in the following tables as of March 31, 2008.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Secured Revolving Credit Facility with Bank of Montreal
2008 (through March 31)	$14,400,000	$13,240	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented. For the month of April 2008, we had additional draws totaling $35.6 million on the Bank of Montreal secured revolving credit facility at a weighted average rate of approximately 4.66%. As of April 30, 2008, our total borrowings outstanding under this credit facility were approximately $50 million.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because our senior securities are not registered for public trading.

          Subsequent to March 31, 2008, we issued 30,000 shares of Series A Preferred Stock outstanding with a liquidation preference of $500 per share. Any outstanding shares of Series A Preferred Stock in future periods will be reflected in the Senior Securities table above.

BUSINESS

General

          We are a specialty finance company that lends to and invests in small and mid-sized companies in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. We are externally managed and advised by Fifth Street Management, whose principals collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Fifth Street Management is an affiliate of Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $450 million in small and mid-sized companies since 1998.

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. To meet our investment objective we seek to (i) capitalize on our investment adviser's strong relationships with private equity sponsors; (ii) focus on transactions involving small and mid-sized companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) continue our growth of direct originations; (iv) employ disciplined underwriting policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment adviser.

          From the commencement of our operations on February 15, 2007 through March 31, 2008, we have originated $234 million of investments (which included unfunded commitments, syndicated commitments and a commitment which was cancelled). As of March 31, 2008, our portfolio totalled $192 million (excluding unearned income) and was comprised of investments in 19 portfolio companies. The weighted average annualized yield of our debt investments as of March 31, 2008 was approximately 16.7%. We expect our investments to generally range in size from $5 million to $40 million and to principally be in the form of first and second lien debt investments, which may also include an equity component. As of March 31, 2008, all of our debt investments were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or LLC interests in 18 out of 19 portfolio companies as of March 31, 2008.

          In the quarter ended March 31, 2008 our investment adviser reviewed approximately $1.3 billion of potential investment opportunities, provided term sheets on $262 million of such opportunities and closed on $93 million of investments. In addition, as of March 31, 2008, our investment adviser had entered into non-binding term sheets representing approximately $32.4 million of investment commitments. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

          Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a newly formed corporation that is an externally managed, closed-end, non-diversified management investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act." As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments using debt and equity. See "Regulation." We also intend to elect to be treated for federal income tax purposes as a regulated investment company, or "RIC," under Subchapter M of the Internal Revenue Code, or "Code." See "Material U.S. Federal Income Tax

Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

The Investment Adviser

          Our investment adviser is led by six principals who collectively have over 50 years of experience lending to and investing in small and mid-sized companies. Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $450 million in small and mid-sized companies since 1998. Mr. Tannenbaum and his respective private investment firms have acted as the lead (and often sole) first or second lien investor in over 50 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

          We expect to benefit from our investment adviser's ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

          The principals of our investment adviser are Mr. Tannenbaum, our president and chief executive officer and our investment adviser's managing partner, Marc A. Goodman, our investment adviser's senior partner, Juan E. Alva, a partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, a partner of our investment adviser, and William H. Craig, our chief financial officer and a member of our investment adviser's investment committee.

Business Strategy

          Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

  •
  Capitalize on our investment adviser's strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and our investment adviser has active relationships with over 140 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

  •
  Focus on established small and mid-sized companies. We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base.

  •
  Continue our growth of direct originations. We directly originated 100% of our investments. Over the last several years, the principals of our investment adviser have developed an origination strategy designed to ensure that the number and quality of our investment opportunities allows us to continue to directly originate substantially all of our investments. We divide the country geographically and emphasize active, consistent sponsor coverage. In the quarter ended March 31, 2008, our investment adviser reviewed approximately $1.3 billion of potential investment opportunities.

  •
  Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest with private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

  •
  Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We structure our loan investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of March 31, 2008, the weighted average annualized yield of our debt investments was approximately 16.7%, which includes a cash component of 13.8%. The 19 debt investments in our portfolio as of March 31, 2008, averaged a debt to EBITDA multiple of 3.5x calculated at the time of origination of the investment. Finally, our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections reduce our risk of capital loss.

  •
  Leverage the skills and experience of our investment adviser. The principals of our investment adviser collectively have over 50 years of experience lending to and investing in small and mid-sized companies. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser's expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Market Opportunity

          We focus on building networks with private equity sponsors that invest in small and mid-sized companies. We provide financing to support the acquisitions or recapitalizations of companies by private equity sponsors. We estimate that there are approximately 1,500 private equity firms focused on small and mid-sized companies, and based on a search of the Dun and Bradstreet database completed on April 15, 2008, we believe there are approximately 69,000 companies in the United States with revenues between $25 million and $250 million. We believe many small and mid-sized companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on transactions involving larger companies. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. As a result, we believe that this provides us with an opportunity to grow our portfolio and enhance our reputation as a reliable lender to small and mid-sized companies in connection with investments by private equity sponsors. The underserved and less competitive nature of the small and mid-sized company market creates the opportunity for us to meet the financing requirements of small and mid-sized companies while also negotiating favorable investment terms. In addition, we believe that the volatility of the credit markets that began during the third quarter of 2007 further constrained the financing options available to small and mid-sized companies. In this regard, 78.5% of our investments were originated from the beginning of July 2007 through March 31, 2008.

Investment Criteria

          The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

  •
  Ability to exert meaningful influence. We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation, often through advisory positions.

  •
  Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor's commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

  •
  Seasoned management team. We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests as investors.

  •
  Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

  •
  Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

          Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. Over the last nine years, the investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,500 of such private equity firms and our investment adviser has active relationships with over 140 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

          Our investment adviser reviewed over 470 potential investment transactions with private equity sponsors in the twelve months ended March 31, 2008. All of the investment transactions that we have completed to date were originated through our investment adviser's relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

          Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by Mr. Goodman and Mr. Alva, the partners of our investment adviser responsible for deal origination (each an "originator"), when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser's Investment Committee. This is the first stage of our origination process, the "Review" stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created that includes a scoring of the investment against our investment adviser's proprietary scoring model. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser's Investment Committee.

          For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the "Term Sheet Issued" stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser's Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, "Closings", culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor's funding of its investment in the portfolio company, have been satisfied.

          The table below summarizes the origination activities of the principals of our investment adviser during each of the quarters presented.

Stage		March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
		(Dollars in millions)
1	Reviewed	$994.6	$1,258.0	$1,541.3	$1,352.4	$1,280.9
2	Term Sheet Issued	216.5	227.6	189.3	273.3	262.2
3	Term Sheet Signed	82.7	93.8	102.3	119.7	125.0
4	Closings	67.7	38.4	54.7	46.2	92.6
	Fifth Street Finance Corp. Closings(1)	$14.8	$35.4	$45.8	$45.2	$92.6

(1)
Represents closings of investments exclusively for Fifth Street Finance Corp. and its predecessor fund.

Underwriting

Underwriting Process and Investment Approval

          We make our investment decisions only after careful consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

          If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

          Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

  •
  The number of years in their current positions

  •
  Track record

  •
  Industry experience

  •
  Incentive programs, including the level of direct investment in the enterprise

  •
  Background investigations

  •
  Completeness of the management team (lack of positions that need to be filled)

Industry dynamics

          An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

  •
  Sensitivity to economic cycles

  •
  Competitive environment, including number of competitors, threat of new entrants or substitutes

  •
  Fragmentation and relative market share of industry leaders

  •
  Growth potential

  •
  Regulatory and legal environment

Business model and financial assessment

          Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

  •
  Historical and projected financial performance

  •
  Quality of earnings, including source and predictability of cash flows

  •
  Customer and vendor interviews and assessments

  •
  Potential exit scenarios, including probability of a liquidity event

  •
  Internal controls and accounting systems

  •
  Assets, liabilities and contingent liabilities

Private equity sponsor

          Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

  •
  Investment track record

  •
  Industry experience

  •
  Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary

  •
  Reference checks

Investments

          We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of March 31, 2008, all of our debt investments were secured by first or second priority liens on the assets of the portfolio company.

  Debt Investments

          We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of March 31, 2008, we directly originated 100% of our loans.

  •
  First Lien Loans. Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

  •
  Second Lien Loans. Our second lien loans generally have terms of five to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity. As of March 31, 2008, all second lien loans had intercreditor agreements requiring a standstill period of no more than 180 days.

  •
  Unsecured Loans. Although we currently do not have any investments in unsecured loans, we may in the future. We would expect any unsecured investments generally to have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a "one-stop" financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

          We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

          The 19 debt investments in our portfolio as of March 31, 2008, averaged a debt to EBITDA multiple of 3.5x calculated at the time of origination of the investment.

  Equity Investments

          When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Portfolio Management

Active Involvement in our Portfolio Companies

          As a business development company we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we intend to provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies;

  •
  periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

  •
  attendance at board meetings;

  •
  periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

Rating Criteria

          In addition to various risk management and monitoring tools, we will also use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We will use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

  •
  Investment Rating 1 — Investment is performing above expectations and/or a capital gain is expected;

  •
  Investment Rating 2 — Investment is performing substantially within our expectations, and its risk remain neutral or favorable compared to the potential risk at the time of the original investment (all new loans are initially rated 2);

  •
  Investment Rating 3 — Investment is performing below our expectations and requires closer monitoring, we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants;

  •
  Investment Rating 4 — Investment is performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal; and

  •
  Investment Rating 5 — Investment is performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

          In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

          The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2008:

	March 31, 2008
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio
1	$14,229,069	7.41%
2	148,438,911	77.30%
3	29,356,035	15.29%
4	—	0.00%
5	—	0.00%

Total	192,024,015	100.00%

Exit Strategies/Refinancing

          We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Determination of Net Asset Value and Valuation Process

Quarterly Net Asset Value Determinations

          We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

          Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the Board of Directors. As a result of our investment strategy, we invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies. Therefore, we value substantially all of our portfolio investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistently applied valuation process. We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies" for a discussion of a new accounting pronouncement that may impact the manner by which we determine the fair value of our investments and, as a result, our financial condition and results of operations. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business and industry derived capital costs. We review external events, including mergers and acquisitions, and include these events in the enterprise valuation process.

          Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the deal team within our investment adviser responsible for the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed and discussed with the principals of our investment adviser;

  •
  An independent valuation firm engaged by the Board of Directors reviews these preliminary valuations on a selected basis and submits a report to us;

  •
  The Valuation Committee of our Board of Directors reviews the preliminary valuations and the report of the independent valuation firm, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee; and

  •
  The Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

          The fair value of our investments at September 30, 2007 was determined by the general partner of Fifth Street Mezzanine Partners III, L.P. and at March 31, 2008 was determined by our Board of Directors.

          Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to at least 90% of the cost basis of our investment portfolio in any given quarter. Upon completion of its process each quarter, the independent valuation firm provides us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

          An independent valuation firm, Murray, Devine & Co., Inc., provided us with assistance in our determination of the fair value of 91.9% of our portfolio for the quarter ended December 31, 2007 and 92.1% of our portfolio for the quarter ended March 31, 2008.

          Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

          We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in small and mid-sized companies. As a result of these new entrants, competition for investment opportunities in small and mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

          We believe that some of our competitors make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses."

Employees

          We do not have any employees. Our day-to-day investment operations will be managed by our investment adviser. See "Investment Advisory Agreement." Upon completion of this offering, our investment adviser will employ a total of fourteen investment professionals, including its six principals. Our investment adviser may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we will reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and his staff. For a more detailed discussion of the administration agreement, see "Administration Agreement."

Properties

          Our executive office is located at White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601. We also have an office located at 15233 Ventura Boulevard, Penthouse 2, Sherman Oaks, CA 91403. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of March 31, 2008, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company(1)	Principal Business	Title of Securities Held by Us	Percentage of Class Held(2)	Cost of Investment	Fair Value of Investment
American Hardwoods Industries Holdings, LLC 162 West Street Cromwell, CT 06416	Manufactures and distributes hardwood products	Second Lien Debt LLC Units	— 3.1%	$10,073,644 250,000	$10,073,644 —

				10,323,644	10,073,644
Best Vinyl, Inc. 62 North, 1020 West American Fork, UT 84003	Installs and distributes vinyl fences	Second Lien Debt Common Stock Series A Preferred Stock	— 2.5% 2.5%	4,786,555 2,564 253,846	4,786,555 — 226,729

				5,042,965	5,013,284
Boot Barn 1520 S. Sinclair Street Anaheim, CA 92806	Retailer of western-themed footwear and work boot and related apparel	Second Lien Debt Series A Preferred Stock Common Stock	— 1.2% 1.2%	13,635,750 200,000 117	13,635,750 200,000 32,856

				13,835,867	13,868,606
Caregiver Services, Inc. 10451 NW 117th Ave. Miami, FL 33122	Operates licensed nurse registries in Florida that provides in home assisted living services	Second Lien Debt Second Lien Debt Series A Preferred Stock	— — 14.1%	1,706,667 12,843,155 696,394	1,706,667 12,843,155 696,394

				15,246,216	15,246,216
CPAC, Inc. 2364 Leicester Road Leicester, NY 14481	Manufactures and markets specialty chemicals and related accessories	Second Lien Debt Common Stock	— 15.9%	9,353,828 2,297,000	9,353,828 1,121,643

				11,650,828	10,475,471
Elephant & Castle Group, Inc. 1190 Hornby Street Vancouver, B.C. V6Z 2K5, Canada	Owns, operates and franchises full-service British pub themed restaurants	Second Lien Debt Series A Preferred Stock	— 100%	7,093,163 750,000	7,093,163 390,367

				7,843,163	7,483,530
FOC Acquisition LLC dba Filet of Chicken 146 Forest Parkway Forest Park, GA 30297	Processor of frozen chicken products	Second Lien Debt LLC Interests	— 3.6%	11,677,539 433,227	11,677,539 495.714

				12,110,766	12,173,253
Fitness Edge, LLC 1100 Kings Highway Fairfield, CT 06825	Operates fitness clubs in Fairfield County, Connecticut	First Lien Debt First Lien Debt LLC Interests	— — 1.0%	2,375,000 4,257,667 42,908	2,375,000 4,257,667 112,872

				6,675,575	6,745,539
Goldco, LLC 2330 Montgomery Highway Dothan, AL 36303	Operates 59 Burger King restaurants	Second Lien Debt	—	7,500,919	7,550,919

				7,500,919	7,550,919
Lighting by Gregory, LLC 158 Bowery New York, NY 10012	Retails brand-name luxury lighting products	First Lien Debt First Lien Debt LLC Interests	— — 1.2%	5,000,000 7,000,000 110,000	5,000,000 7,000,000 117,538

				12,110,000	12,117,538

Martini Park, LLC 55 Fifth Avenue, 16th Floor New York, NY 10003	Operates nightlife venues offering food, drinks, and entertainment	First Lien Debt LLC Interests	— 6.5%	3,373,088 650,000	3,373,088 651,372

				4,023,088	4,024,460
MedKnowledge Group, LLC 200 Corporate Place Rocky Hill, CT 06067	Provides medical communication and continuing medical education services	First Lien Debt LLC Interests	— 6.1%	9,221,004 584,795	9,221,004 942,625

				9,805,799	10,163,629
Nicos Polymers & Grinding, Inc. 21 East 40th Street New York, NY 10016	Provides post-industrial plastic size reduction and reclamation services	First Lien Debt First Lien Debt LLC Interests	— — 3.3%	3,175,000 5,564,032 168,086	3,175,000 5,564,032 67,887

				8,907,118	8,806,919
O'Currance Teleservices 1785 South, 4130 West Salt Lake City, UT 84104	Provides telemarketing, telesales, and call center operations in a wide range of industries	First Lien Debt First Lien Debt Preferred LLC Interests LLC Interests	— — 1.8% 3.3%	3,815,034 9,802,149 130,413 250,000	3,815,034 9,802,149 49,238 —

				13,997,596	13,666,421
Pacific Press Technologies, Inc. 714 Walnut Street Mount Carmel, IL 62863	Manufacturer of a wide range of highly engineered, specialized plastic and metal forming equipment	Second Lien Debt Common Stock	— 4.0%	6,976,803 320,271	6,976,803 345,178

				7,297,074	7,321,981
Premier Trailer Leasing, Inc. 211 West Franklin Street Grapevine, TX 76051	Provides long-term and short-term leases on truck trailers	Second Lien Debt Common Stock	— 1.0%	16,993,870 1,140	16,993,870 —

				16,995,010	16,993,870
Rose Tarlow, Inc. 8454 Melrose Place Los Angeles, CA 90069	Designs and markets high-end furniture and fabric products	First Lien Debt LLC Interests LLC Interests	— 0.1% 6.9%	9,975,762 25,000 1,275,000	9,975,762 26,671 1,360,196

				11,275,762	11,362,629
TBA Global, Inc. 21700 Oxnard Street Woodland Hills, CA 91367	Designs, produces and executes corporate events and marketing programs	Second Lien Debt Second Lien Debt Senior Preferred Stock Series A Stock	— — 2.3% 2.3%	2,506,392 9,806,907 215,975 191,977	2,506,392 9,806,907 78,926 —

				12,721,251	12,392,225
Traffic Control and Safety Corporation 815 Waiakamilo Rd # C Honolulu, HI 96817	Provides traffic control and related safety products and services	Second Lien Debt Common Stock Series B Preferred Stock	— 1.4% 1.6%	6,283,777 2,500 247,500	6,283,777 12,604 247,500

				6,533,777	6,543,881
Total				193,946,418	192,024,015

Unearned Fee Income				(3,915,356)	(3,915,356)

Total Investments Net of Unearned Fee Income				$190,031,062	$188,108,659

(1)
Some of the investments listed are issued by an affiliate of the listed portfolio company.

(2)
Equity investments are presented on a fully diluted basis.

Description of Portfolio Companies

          Set forth below is a brief description of each of our portfolio companies as of March 31, 2008.

  •
  American Hardwoods Industries LLC manufactures and distributes hardwood products.

  •
  Best Vinyl, Inc. is a vinyl fence installer and distributor in the Western United States.

  •
  Boot Barn is a western-themed specialty retailer and fourth largest chain in the U.S.

  •
  Caregiver Services, Inc. is a nurse registry in Florida that provides in-home assisted living services.

  •
  CPAC, Inc. manufactures and markets specialty chemicals and related accessories for household and commercial cleaning, personal care, and photo-processing applications.

  •
  Elephant & Castle Group, Inc. owns, operates and franchises full-service British pub themed restaurants.

  •
  Fitness Edge, LLC operates fitness clubs in Fairfield County, Connecticut.

  •
  FOC Acquisition LLC, dba Filet of Chicken is a processor of frozen chicken products.

  •
  Goldco, Inc. owns and operates 59 Burger King quick serve restaurants as a franchisee in five market areas in Alabama, Florida, and Georgia.

  •
  Lighting by Gregory, Inc. is a retailer that sells brand-name luxury lighting products through a website and a traditional brick-and-mortar showroom.

  •
  Martini Park LLC is a nightlife concept offering live entertainment, DJ music, menu of finger food, and a selection of over 30 martinis as well as cocktails, wines, and spirits.

  •
  MedKnowledge Group, LLC is a medical communications and continuing medical education company. MedKnowledge Group's medical communication services assist pharmaceutical and biotechnology brand teams with educating healthcare professionals on the features, benefits and appropriate prescribing of drugs.

  •
  Nicos Polymers & Grinding, Inc. provides post-industrial plastic size reduction and reclamation services.

  •
  O'Currance Teleservices provides telemarketing, telesales, and call center operations for clients in a wide range of industries. It deploys a unique mix of home-based and brick and mortar center-based sales representatives to handle inbound consumer calls from marketing promotions.

  •
  Pacific Press Technologies, Inc. is a leading manufacturer of a wide range of highly engineered, specialized plastic and metal forming equipment, as well as complementary tooling, parts, refurbishment and repair and maintenance services.

  •
  Premier Trailer and Leasing, Inc. provides long-term and short-term leases on truck trailers for periods ranging from a single month to several years.

  •
  Rose Tarlow, Inc. is a designer and marketer of high-end furniture and fabric products.

  •
  TBA Global, Inc. engages in designing, producing, and executing corporate events and consumer marketing programs.

  •
  Traffic Control and Safety Corporation sells, rents, and services traffic control equipment and personal safety supplies. It also provides safety training seminars and designs and implements traffic control plans.

MANAGEMENT

          Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

          Our Board of Directors consists of seven members, five of whom are classified under applicable New York Stock Exchange listing standards by our Board of Directors as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

          On April 24, 2008, we filed a certificate of amendment to our restated certificate of incorporation authorizing the issuance of up to 200,000 shares of Series A Preferred Stock, and on April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000. As the sole holder of preferred stock, Mr. Toll has the right to elect two directors at all times during which the Series A Preferred Stock is outstanding. Mr. Toll also has the right to elect a majority of the directors, if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

Directors

          Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are "interested persons" of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Name	Age	Director Since	Expiration of Term
Independent Directors
Adam C. Berkman	41	2007	2008
Brian S. Dunn	36	2007	2010
Byron J. Haney	47	2007	2010
Frank C. Meyer	64	2007	2009
Douglas F. Ray	40	2007	2009
Interested Directors
Leonard M. Tannenbaum	36	2007	2008
Bruce E. Toll	65	2007	2008

Executive Officers

          The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	36	Chief Executive Officer and President
Bernard D. Berman	37	Executive Vice President and Secretary
William H. Craig	52	Chief Financial Officer and Chief Compliance Officer

          The address for each executive officer is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Biographical Information

Independent Directors

  •
  Adam C. Berkman.  Mr. Berkman has been a member of our Board of Directors since December 2007. Mr. Berkman has over 19 years of experience in strategy, operations, finance and business development in the consumer products, importing and manufacturing, wholesale distribution, business services and information technology industries. Since September 2007, he has served as chief operating officer of Adrianna Papell LLC, an apparel company. From February 2006 to May 2007, Mr. Berkman served as the chief financial officer of Accessory Network LLC, and from May 2003 to January 2006, he served as the chief financial officer of Amerex Group, Inc, each of which is an apparel/accessory firm. Prior to this, from August 2001 to February 2003, he was the vice president of business development at Accruent, Inc., a leading real estate performance management software solutions company. Mr. Berkman also co-founded MyContracts, a predecessor of Accruent, Inc., and was a member of its Board of Directors from June 1999 to August 2001. Mr. Berkman is a Certified Public Accountant who began his career at Price Waterhouse, a predecessor to PricewaterhouseCoopers LLP, and earned his B.A. from Duke University and M.B.A. in finance and accounting from the NYU Stern School of Business.

  •
  Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 14 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Since June 2006, Mr. Dunn has been the marketing director for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

  •
  Byron J. Haney.  Mr. Haney has been a member of our Board of Directors since December 2007. Since 1994, Mr. Haney has worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and co-chief investment officer. Mr. Haney currently serves on the Board of Directors of Sterling Chemicals, Inc., Sterling Healthcare, Inc. and Furniture.com. Mr. Haney has more than 20 years of business experience, including serving as chief financial officer of a private retail store chain and serving as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney is a Certified Public Accountant. He earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

  •
  Frank C. Meyer.  Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies.

  During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive Chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of New World Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

  •
  Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995 Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York during which time he most recently served as president. Mr. Ray has more than 12 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including two healthcare properties funds. Mr. Ray serves on the Board of Directors of Nat Nast, Inc., a luxury men's apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Interested Directors

  •
  Leonard M. Tannenbaum, CFA.  Mr. Tannenbaum has been the chairman of our Board of Directors since October 2007. He is also our president and chief executive officer and the managing partner of our investment adviser. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch and a partner in a $50 million small company hedge fund. Mr. Tannenbaum has served on the Boards of Directors of five public companies, including

    Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc., WesTower Communications, Inc., Cortech, Inc. and General Devices, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents' Organization.

  •
  Bruce E. Toll.  Mr. Toll has been a member of our Board of Directors since December 2007, and is Mr. Tannenbaum's father-in-law. In 1967 Mr. Toll co-founded Toll Brothers, Inc. (NYSE: TOL), which today is the leading builder of luxury homes in the Nation. He served as president of Toll Brothers, Inc., which went public on the New York Stock Exchange on July 7, 1986, until 1998 at which time he became vice chairman. Mr. Toll also co-founded and served on the Board of Directors and was until 2006, at which time the company was sold to Sprint, the largest shareholder of, UbiquiTel, Inc., a publicly traded company which provided Sprint PCS digital communication services. In addition, Mr. Toll is also the owner and operator of two automobile agencies, Reedman-Toll Auto World, which is the largest automobile dealer in the country, and Roberts Auto Mall.

  Mr. Toll currently serves on the Board of Directors of the Ben Franklin Technology Center of Southeastern Pennsylvania, Abington Memorial Hospital, and the Philadelphia Museum of Art. Mr. Toll is also the Founder and president of the Abington Township Industrial and Commercial Development Authority. He is a former member of the Young Presidents' Organization and a current member of the World Presidents' Organization and the Chief Executives Organization. He is also a former member of the Board of Directors of the Pennsylvania Nursing Home Loan Agency, the Board of Directors of Philmont Country Club, the Board of Directors of the Foundation of the Philadelphia Heart Institute, the Fannie Mae Housing Impact Advisory Council, and the Board of Directors of the Homebuilders Association of Bucks/Montgomery Counties. Mr. Toll earned a B.A. from the University of Miami and attended graduate school at the University of Miami.

Non-Director Executive Officers

  •
  Bernard D. Berman.  Mr. Berman is a partner of our investment adviser and our executive vice president and secretary. Mr. Berman is also a partner of Fifth Street Capital LLC. Mr. Berman joined Fifth Street Capital LLC in 2004. Mr. Berman is responsible for the structuring and execution of all investments, all legal issues, and overseeing all back office functions. Mr. Berman has eleven years of legal experience, including structuring and negotiating a variety of investment transactions. Prior to joining Fifth Street Capital LLC, he was a corporate attorney with the law firm Riemer & Braunstein LLP. Mr. Berman graduated from Boston College Law School (cum laude). He received a B.S. in Finance from Lehigh University (with high honors).

  •
  William H. Craig.  Mr. Craig joined Fifth Street in October 2007 as the chief financial officer and he is also the chief compliance officer. Prior to joining Fifth Street, from March 2005 to October 2007, Mr. Craig was an executive vice president and chief financial officer of Vital-Signs, Inc., a medical device manufacturer (NASDAQ: VITL). Prior to that, from January 2004 to March 2005, he worked as an interim chief financial officer and Sarbanes-Oxley consultant. From 1999 to 2004, Mr. Craig served as an executive vice president for finance and administration and chief financial officer for Matheson Trigas, Inc., a manufacturer and marketer of industrial gases and related equipment. Mr. Craig's prior experience includes stints at GE Capital, Deloitte & Touche LLP, and GMAC, as well as merchant banking. Mr. Craig has an M.B.A. from Texas A&M University and a B.A. from Wake Forest University. Mr. Craig is a Certified Public Accountant.

Committees of the Board of Directors

          Our Board of Directors has the following committees:

Audit Committee

          The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Berkman, Dunn, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an "audit committee financial expert" as defined under SEC rules.

Nominating and Corporate Governance Committee

          The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee.

Valuation Committee

          The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is responsible for reviewing and approving for submission to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of Messrs. Berkman, Dunn, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the New York Stock Exchange corporate governance listing standards. Mr. Meyer serves as Chairman of the Valuation Committee.

Compensation committee

          We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Directors

          The independent directors receive an annual retainer fee of $25,000, payable once per year if the director attends at least 75% of the meetings held during the previous year, plus $2,000 for each board meeting in which the director attended in person and $1,000 for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will also receive $1,000 for each committee meeting in which they attend in person and $500 for each committee meeting in which they participate other than in person, in connection with each committee meeting of the Board of Directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

          In addition, the Chairman of the Audit Committee will receive an annual retainer of $20,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee will each receive an annual retainer of $30,000 and $5,000, respectively. No compensation is paid to directors who are interested persons of Fifth Street as defined in the 1940 Act, except that we will pay Mr. Toll all applicable board fees.

Compensation of Executive Officers

          None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. Compensation paid to William H. Craig, our chief financial officer and our chief compliance officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Portfolio Management

          The management of our investment portfolio will be the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and president and managing partner of our investment adviser, Marc A. Goodman, senior partner of our investment adviser, Bernard D. Berman, our executive vice president and secretary and a partner of our investment adviser, and Ivelin M. Dimitrov, a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Goodman and Dimitrov, see "Business — The Investment Adviser," "— Biographical Information — Interested Directors," "— Biographical Information — Non-Director Executive Officers" and "Investment Personnel."

Investment Personnel

          Our investment adviser's investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Goodman, Alva, Berman, Dimitrov and Craig, who, in addition to our investment adviser's Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

          Upon completion of this offering, our investment adviser will employ a total of fourteen investment professionals, including its six principals. Our investment adviser may also retain additional investment professionals, based upon its needs, subsequent to the completion of this offering. The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

          As of March 31, 2008, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157 million and assets of approximately $134 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

          Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

  •
  Marc A. Goodman.  Mr. Goodman is a senior partner of our investment adviser and co-head of our investment adviser's Investment Committee. Mr. Goodman has over 18 years of experience advising on, restructuring, and negotiating investments. Mr. Goodman is responsible for all portfolio management and deal origination in the Eastern region. Prior to joining Fifth Street Capital LLC in 2004, from 2003 to 2004, Mr. Goodman was a partner of Triax Capital Advisors, a consulting firm that provides management and financial advisory services to distressed companies. Mr. Goodman also served as the president of Cross River Consulting, Inc from June 1998 to January 2005. Previously, he was with the law firm of Kramer, Levin, Naftalis & Frankel LLP and the law firm of Otterbourg, Steindler, Houston & Rosen, P.C. Mr. Goodman graduated from Cardozo Law School, and has a B.A. in Economics from New York University.

  •
  Juan E. Alva.  Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 as Head of the Western Region, and is responsible for deal origination in that region. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

  •
  Ivelin M. Dimitrov. Mr. Dimitrov is a partner of our investment adviser. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for evaluation of new investment opportunities, deal structuring, and portfolio monitoring, in addition to managing the Associate and Analyst team. Mr. Dimitrov is the chairman of our investment adviser's internal valuation committee. He has prior experience in financial analysis, valuation, and investment research working with companies in Europe, as well as the United States. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. Mr. Dimitrov is a Level III CFA Candidate.

          The table below shows the dollar range of shares of common stock beneficially owned as of the closing of the offering by each portfolio manager of our investment adviser.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(5)
Leonard M. Tannenbaum(2)	Over $1,000,000
Marc A. Goodman(3)	$500,001 – $1,000,000
Juan E. Alva(3)	$100,001 – $500,000
Bernard D. Berman(3)	$100,001 – $500,000
Ivelin M. Dimitrov(4)	$10,001 – $50,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

(2)
Mr. Tannenbaum's investment was completed prior to the closing of this offering, however, he will purchase additional shares of common stock in connection with the closing of this offering.

(3)
Each of Messrs. Goodman, Alva and Berman made nominal investments prior to the closing of this offering, however, the substantial portion of their respective investments will be made in connection with the closing of this offering.

(4)
Mr. Dimitrov's purchase will be completed in connection with the closing of this offering.

(5)
The dollar range of equities securities beneficially owned by our directors is based on the initial public offering price of $14.12 per share.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

          Prior to our election be treated as a business development company, our investment adviser, Fifth Street Management, registered as an investment adviser under the Investment Advisers Act of 1940, or the "Advisers Act." Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determine what securities we will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of the investments we make; and

  •
  execute, monitor and service the investments we make.

          Our investment adviser's services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

  Base Management Fee

          We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

          The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated. Our investment adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

  Incentive Fee

          The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our "Pre-Incentive Fee Net Investment Income" for the immediately preceding fiscal quarter. For this purpose, "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net

Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a "hurdle rate" of 2% per quarter (8% annualized), subject to a "catch-up" provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to our investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle");

  •
  100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

  •
  20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to our investment adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to our investment adviser).

          The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

          These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current fiscal quarter.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 0.55%

          Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.9%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 2.2%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
                                "catch-up")(4)
                            = 100% × (2.2% – 2%)
                            = 0.2%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.2%.

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.5%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses) = 2.8%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
                                "catch-up")(4)
    Incentive fee = 100% × "catch-up" + (20% × (Pre-Incentive Fee Net Investment
                                 Income – 2.5%))

    Catch up = 2.5% – 2%
                      = 0.5%

    Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
                            = 0.5% + (20% × 0.3%)
                            = 0.5% + 0.06%
                            = 0.56%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.56%.

(1)
Represents 8% annualized hurdle rate.

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

  Alternative 1:

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

    Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

    Year 3: FMV of Investment B determined to be $25 million

    Year 4: Investment B sold for $31 million

          The capital gains portion of the incentive fee would be:

    Year 1: None

    Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

    Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

  Alternative 2

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

    Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

    Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

    Year 4: FMV of Investment B determined to be $35 million

    Year 5: Investment B sold for $20 million

          The capital gains incentive fee, if any, would be:

    Year 1: None

    Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

    Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

    Year 4: None

    Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*
The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)
As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

          Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating our net asset value;

  •
  the cost of effecting sales and repurchases of shares of our common stock and other securities;

  •
  management and incentive fees payable pursuant to the investment advisory agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses (including fees paid to Mr. Toll, who, although is not considered an independent director, receives the same fees as an independent director);

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and his staff.

Duration and Termination

          The investment advisory agreement was first approved by our Board of Directors, including all of the directors who are not "interested persons" as defined in the 1940 Act, on December 13, 2007 and by a majority of the outstanding voting securities of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not "interested persons" as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

          The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

          Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Board Approval of the Investment Advisory Agreement

          At a meeting of our Board of Directors held on December 13, 2007, our Board of Directors unanimously voted to approve the investment advisory agreement and the administration agreement. In reaching a decision to approve the investment advisory agreement and the administration agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

  •
  the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

  •
  various other matters.

          Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not "interested persons" as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

          On March 14, 2008, our Board of Directors, including all of the directors who are not "interested persons" as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. In reaching the decision to approve the amendment, our Board of Directors, including all of the directors who are not "interested persons" as defined in the 1940 Act, followed the same process, and made the same findings, as described above.

ADMINISTRATION AGREEMENT

          We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and his staff. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

          The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

          We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and our president and chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets and (b) an incentive fee based on our performance. Fifth Street Management has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to our assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Investment Advisory Agreement."

          Pursuant to the administration agreement with FSC, Inc., FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer, and his staff. See "Administration Agreement." Each of these contracts may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

          Mr. Toll, a member of our Board of Directors and the father-in-law of Mr. Tannenbaum, our president and chief executive officer and the managing partner of our investment adviser, was one of the three guarantors under a $50 million loan agreement between Fifth Street Mezzanine Partners III, L.P. from Wachovia Bank, N.A. Fifth Street Mezzanine Partners III, L.P. paid Mr. Toll a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at our election. Mr. Tannenbaum, our president and chief executive officer, and FSMPIII GP, LLC, the general partner of our predecessor fund, which is controlled by Mr. Tannenbaum, were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, we terminated this loan with Wachovia Bank, N.A.

          We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name "Fifth Street." Under this agreement, we will have a right to use the "Fifth Street" name for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Fifth Street" name.

          As discussed herein, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. In connection with the merger, the members of the general partner of Fifth Street Mezzanine Partners III, L.P. received a total of 148,810 shares of common stock of Fifth Street Finance Corp. with a value equal to approximately $2.1 million, in exchange for its partnership interest in Fifth Street Mezzanine Partners III, L.P. Messrs. Tannenbaum, Goodman, Alva and Berman each own equity interests in the general partner of Fifth Street Mezzanine Partners III, L.P.

          In connection with the merger, Mr. Tannenbaum received 736,689 shares of common stock of Fifth Street Finance Corp. with a value equal to approximately $10.3 million, in exchange for his limited partnership interests in Fifth Street Mezzanine Partners III, L.P. 147,338 of these 736,689 shares were Mr. Tannenbaum's portion of the 148,810 shares received by the members of the general partner of Fifth Street Mezzanine Partners III, L.P.

          On April 25, 2008, we sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000. The Series A Preferred Stock accrues dividends at an annual rate per share equal to 8.5% of the liquidation preference of $500.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth, on an as adjusted basis, at the time of completion of the offering (excluding any shares of our common stock that may be purchased in this offering by any person listed below, including pursuant to the directed share program), information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own 5% or more of the outstanding shares of our common stock;

  •
  each of our directors and each executive officers; and

  •
  all of our directors and executive officers as a group.

          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on 22,614,289 shares of common stock outstanding as of the closing of our initial public offering.

	Shares Beneficially Owned Immediately After this Offering(1)
Name
	Number	Percentage
CUNA Mutual Insurance Society(2) 5910 Mineral Point Road Madison, WI 53705	1,252,370	5.54%
Genworth Life Insurance Company(3) 6620 West Broad Street Richmond, VA 23230	1,473,379	6.52%
Greenlight Capital, L.P.(4)	334,792	1.48%
Greenlight Capital Qualified, L.P.(4)	368,648	1.63%
Greenlight Capital Offshore, Ltd.(4)	368,648	1.63%
Greenlight Reinsurance, Ltd.(4)	368,648	1.63%

	1,440,736	6.37%
Executive Officers:
Bernard D. Berman	368	*
William H. Craig	—	—
Leonard M. Tannenbaum	736,689	3.26%
Directors:
Adam C. Berkman	—	—
Brian S. Dunn	—	—
Byron J. Haney	—	—
Frank C. Meyer	75,234	*
Douglas F. Ray	—	—
Bruce E. Toll	1,841,724	8.14%
All officers and directors as a group (nine persons)(5)	2,654,015	11.74%

*
Represents less than 1%.

(1)
Assumes issuance of the 10,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' option to purchase up to an additional 1,500,000 shares.

(2)
CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, possesses beneficial ownership of the shares of the Company's common stock held by each of the following entities: (1) CUNA Mutual Insurance Society (828,775 shares); (2) CUMIS Insurance Society, Inc. (165,755 shares); (2) CMG Master Co-Investment Fund, L.P. (110,503 shares); (3) CUNA Mutual Non-Represented Plan Qualified Trust (111,976 shares); and (4) CUNA Mutual Represented Plan Qualified Trust (35,361 shares).

(3)
Genworth Financial, Inc. may be deemed to be the beneficial owner of the 1,473,379 shares of the Company's common stock held by Genworth Life Insurance Company because Genworth Life Insurance Company is an indirect wholly-owned subsidiary of Genworth Financial, Inc.

(4)
Greenlight Capital, Inc. ("Greenlight Inc.") is the investment manager for Greenlight Capital Offshore, Ltd. and as such has sole voting and sole dispositive power over 368,648 shares of common stock held by Greenlight Capital Offshore, Ltd. Greenlight Capital, L.L.C. ("Greenlight L.L.C.") is the sole general partner of Greenlight Capital, L.P. and Greenlight Capital Qualified, L.P., and as such has sole voting and sole dispositive power over 703,440 shares of common stock held by Greenlight Capital, L.P. and Greenlight Capital Qualified, L.P. DME Advisers LP ("DME Advisers") is the investment manager for Greenlight Reinsurance, Ltd., and as such has sole voting and sole dispositive power over 368,648 shares of common stock held by Greenlight Reinsurance, Ltd. DME Advisors GP, LLC ("DME GP") is the general partner of DME Advisers, and as such has sole voting and sole dispositive power over 368,648 shares of common stock. David Einhorn, as the principal of Greenlight Inc., Greenlight L.L.C., DME Advisors and DME GP, has sole voting and sole dispositive power over 1,440,736 shares of common stock. Greenlight, Inc., Greenlight L.L.C., DME Advisors and DME GP are located at 2 Grand Central Tower, 140 East 45th Street, 24th Floor, New York, New York 10017.

(5)
The address for all officers and directors is c/o Fifth Street Finance Corp., White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601

          The following table sets forth, as of the date of the completion of this offering (excluding any shares of our common stock that may be purchased in this offering by any person listed below, including pursuant to the directed share program), the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bruce E. Toll	Over $1,000,000
Independent Directors:
Adam C. Berkman	None
Brian S. Dunn	None
Byron J. Haney	None
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the "Exchange Act".

(2)
The dollar range of equities securities beneficially owned by our directors is based on the initial public offering price of $14.12 per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

          We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

          We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2280.

          We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2280.

DESCRIPTION OF OUR SECURITIES

          The following description is based on relevant portions of the Delaware General Corporation Law and on our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

          Our authorized capital stock consists of 49,800,000 shares of common stock, par value $0.01 per share, of which, immediately after this offering, 22,614,289 shares will be outstanding, and 200,000 shares of non-convertible, non-participating Series A preferred stock, par value $0.01 and having a liquidation preference of $500 per share, that we are obligated to redeem no later than 30 months following the issuance of such shares ("Series A Preferred Stock"), of which 30,000 shares are currently outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock listed on the New York Stock Exchange under the ticker symbol "FSC." No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

          Set forth below is chart describing the classes of our securities to be outstanding as of the date of the completion of this offering:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	49,800,000	—	22,614,289	(1)
Series A Preferred Stock	200,000	—	30,000

(1)
Does not include 1,500,000 shares of common stock issuable pursuant to the option to purchase additional shares of common stock granted by us to the underwriters.

Common Stock

          Under the terms of our restated certificate of incorporation, as amended by our certificate of amendment, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, including the Series A Preferred Stock. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, including the Series A Preferred Stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors (other than directors to be elected solely by the holders of preferred stock, including the Series A Preferred Stock), and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

          Our restated certificate of incorporation did not authorize any shares of preferred stock. On April 4, 2008 our Board of Directors approved an amendment to our restated certificate of incorporation to reclassify 200,000 shares of our common stock as shares of Series A Preferred Stock and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The amendment was also approved by the holders of a majority of the shares of our outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008 we filed our certificate of amendment to our restated certificate of incorporation and on April 25, 2008, we issued 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of our directors, at a purchase price of $500 per share for total proceeds of $15,000,000. The following is a brief description of the terms of the Series A Preferred Stock. Capitalized terms not otherwise defined below have the same meaning as defined in our certificate of amendment.

Voting Rights

          Under our certificate of amendment, as long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, voting separately as a single class, have the right to elect (i) two directors at all times during which the Series A Preferred Stock is outstanding and (ii) a majority of the directors, if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Although the right exists, such election of two directors will not take place until the first annual meeting of our stockholders, and will only occur if any shares of Series A Preferred Stock are outstanding at such time.

          In addition, as long as any shares of Series A Preferred Stock remain outstanding, we may not: (i) amend, alter, or repeal our restated certificate of incorporation or our amended and restated bylaws (whether by merger, consolidation, reclassification, combination, or otherwise), or waive any provisions thereof, in a manner that would adversely affect the rights, preferences, privileges, or powers of the Series A Preferred Stock; (ii) authorize, create, or issue any class or series, or any shares of any class or series, of stock having any preference or priority, or ranking on a parity, as to voting, dividends, or upon redemption, liquidation, dissolution, or winding up, over or with respect to the Series A Preferred Stock; or (iii) adopt any plan of reorganization adversely affecting the Series A Preferred Stock without first obtaining the consent or approval of the holders of at least a majority of the outstanding Series A Preferred Stock, unless the consent or approval of a greater number of shares is then required by law. Further, in the event that we withdraw our election to be regulated as a business development company, as long as any shares of Series A Preferred Stock remain outstanding, we may not engage in significant corporate transactions, including but not limited to, an amendment to our restated certificate of incorporation, an increase in number of directors, the incurrence of debt which would cause us to have outstanding senior securities in excess of $115 million, the issuance of additional shares of preferred stock, a merger or an acquisition, without first obtaining the consent or approval of the holders of at least a majority of the outstanding Series A Preferred Stock.

Dividends

          As long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, in preference to the holders of shares of common stock, are entitled to receive dividends on the Series A Preferred Stock, which accrue at an annual rate per share equal to 8.5%

(the "Dividend Rate") of the liquidation preference from and after the date of issuance of the Series A Preferred Stock (the "Issue Date") and for so long as the shares of Series A Preferred Stock remain outstanding. Dividends are (i) calculated and compounded monthly, and (ii) cumulative, whether or not declared or paid, and will accrue and be payable monthly, in arrears, on the first day of each month (each such date referred to herein as a "Monthly Dividend Payment Date"), except that if any Monthly Dividend Payment Date is not a Business Day, then they will be payable on the next succeeding Business Day, commencing on the first Monthly Dividend Payment Date following the Issue Date. Dividends payable on the Series A Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, and will be deemed to accrue on a daily basis.

          No dividends will be declared or paid or funds set apart for the payment of dividends on shares of common stock for any period unless full cumulative dividends on the Series A Preferred Stock have been, or contemporaneously are, declared and paid (or are deemed declared and paid) in full. Unless full cumulative dividends on all outstanding shares of Series A Preferred Stock for all past dividend periods have been declared and paid, then: (i) no dividend may be declared or paid (or deemed paid) upon, or any sum set apart for the payment of dividends upon, shares of common stock; (ii) no common stock may be repurchased, redeemed or otherwise acquired or retired by us, except as permitted above; and (iii) no monies may be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of shares of common stock.

          Holders of Series A Preferred Stock are entitled to a default dividend rate (the "Default Dividend Rate") of 13.5% per annum if (i) any shares of Series A Preferred Stock remain outstanding after the Mandatory Redemption Date, as defined below, (ii) we have one or more loans which have any interest or principal payment that is more than 30 days past due (each, a "Non-Performing Loan") that equal, at cost, 15% or more of our total assets (the "Non-Performing Loan Provision"), or (iii) a dividend on the Series A Preferred Stock is not paid within five Business Days of the Monthly Dividend Payment Date; provided, however, that the Default Dividend Rate will only continue in effect in the case of clause (i), until such time that such Series A Stock is redeemed, in the case of clause (ii), for the period of time during which we are not in compliance with the Non-Performing Loan Provision, and in the case of clause (iii), until full cumulative dividends on the Series A Stock have been paid in full.

Liquidation Rights

          In the event of (i) our liquidation, dissolution or winding up of affairs, whether voluntary or involuntary, (ii) a merger, consolidation or transfer of control of us or our investment adviser, or (iii) a transaction or series of transactions in which all or substantially all the assets of us or our investment adviser are transferred, the holders of the Series A Preferred Stock then outstanding will be entitled to receive, prior and in preference to any payment or distribution of any of our assets to the holders of shares of common stock, an amount (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock) in cash equal to 100% of the liquidation preference, plus all accrued dividends on such shares to the date of liquidation, dissolution or winding up (such amount being referred to herein as the "Liquidation Preference"); provided, however, that the consummation of an initial public offering of our common stock will not be deemed to be an event described in (i), (ii), or (iii) above.

          In addition, if, upon the occurrence of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the assets and funds to be distributed among the holders of the Series A Preferred Stock is insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the holders of all such shares of Series A Preferred Stock will share ratably in such distribution of assets in accordance with the amounts that would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock are entitled were paid in full.

Optional Redemption

          At any time from and after the Issue Date, we may redeem any outstanding shares of Series A Preferred Stock, in whole or in part. At least twenty (20) days prior to the date fixed by us for redemption (the "Redemption Date"), we must send a notice (a "Redemption Notice") to all holders of Series A Preferred Stock to be redeemed setting forth (i) the Redemption Price, including a calculation thereof, and (ii) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates. If we do not have sufficient funds legally available to redeem all shares of Series A Preferred Stock at the Redemption Date, then we will redeem such shares pro rata (based on the portion of the aggregate Redemption Price payable to them) to the extent possible and we will redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

          On or after the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed will surrender their certificates representing such shares to us in the manner and at the place designated in the Redemption Notice. The Redemption Price of such shares will be payable to the order of the person whose name appears on each certificate as the owner thereof, and we will cancel each surrendered certificate. In the event that less than all the shares represented by such certificates are redeemed, a new certificate will be issued representing the unredeemed shares. From and after the Redemption Date, unless there is a default in payment of the Redemption Price or we are unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holders of such shares as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), including the right to receive dividends thereon, will terminate with respect to such shares; provided that in the event that shares of Series A Preferred Stock are not redeemed due to our default in payment or because we do not have sufficient legally available funds, such shares of Series A Preferred Stock will remain outstanding and will be entitled to all of the rights and preferences provided herein.

Mandatory Redemption Date

          If not already redeemed by us, we must redeem the Series A Preferred Stock on the date that is thirty (30) months after the Issue Date (the "Mandatory Redemption Date"), which for the shares of Series A Preferred Stock issued to a company controlled by Mr. Toll, is October 25, 2010. At least twenty (20) days prior to the Mandatory Redemption Date, we will send a notice (a "Mandatory Redemption Notice") to all holders of Series A Preferred Stock to be redeemed setting forth (i) the Mandatory Redemption Price (which is defined as 101% of the then applicable liquidation preference, plus any accrued dividends; provided, however, if the Redemption Date is within one hundred and eighty (180) days of the Mandatory Redemption Date, then "Redemption Price" shall mean 100% of the then applicable liquidation preference, plus any accrued dividends), including a calculation thereof, and (ii) the place at which such holders may obtain payment of the Mandatory Redemption Price upon surrender of their share certificates.

          On or after the Mandatory Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed must surrender their certificates representing such shares to us in the manner and at the place designated in the Mandatory Redemption Notice. Thereafter, the Mandatory Redemption Price of such shares will be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate will be canceled. In the event that less than all the shares represented by such certificates are redeemed, a new certificate will be issued representing the unredeemed shares.

From and after the Mandatory Redemption Date, unless there has been a default in payment of the Mandatory Redemption Price or we are unable to pay the Mandatory Redemption Price due to not having sufficient legally available funds, all rights of the holders of such shares as holders of Series A Preferred Stock (except the right to receive the Mandatory Redemption Price without interest upon surrender of their certificates), including the right to receive dividends thereon, will cease and terminate with respect to such shares; provided that in the event that shares of Series A Preferred Stock are not redeemed due to a default in payment by us or because we do not have sufficient legally available funds, such shares of Series A Preferred Stock will remain outstanding and will be entitled to all of the rights and preferences provided herein.

Senior Securities Limitation

          We have agreed that prior to the redemption in full of the Series A Preferred Stock, as long as any shares of the Series A Preferred Stock remain outstanding, we will not have outstanding senior securities, which includes all of our borrowings and any outstanding preferred stock, in excess of $115 million.

Reacquired Shares

          Any shares of Series A Preferred Stock that we redeem, purchase, or otherwise acquire in any manner whatsoever will be retired and canceled promptly after such acquisition, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares will be reduced in accordance with the Delaware General Corporation Law. Upon their cancellation (and compliance with any applicable provisions of the laws of the State of Delaware) all such shares will become authorized but unissued shares of our Series A Preferred Stock, par value $.01 per share, and may be reissued by us.

Waivers of Rights

          The sole holder of Series A Preferred Stock, a company controlled by Bruce E. Toll, one of our directors (the "Preferred Holder") has waived certain rights that it has as a holder of that stock. These waivers relate to rights or claims that the Preferred Holder may have, among others, arising from: (i) any transfer of control of Fifth Street after the completion of this offering; or (ii) any instances when we have one or more Non-Performing Loans that equal, at cost, more than 15% but less than 20% of our total assets, unless at such time there is a loan in place from Bank of America, N.A. to either the Preferred Holder or Mr. Toll.

Debt

Secured Revolving Credit Facility

          On January 15, 2008, we entered into a $50 million secured revolving credit facility with Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by our existing investments. We had drawn approximately $14.4 million on such credit facility to fund additional investments as of March 31, 2008 and approximately $50 million as of April 30, 2008.

          Under the secured revolving credit facility we must satisfy several financial covenants, including maintaining a minimum level of stockholders' equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, we must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. At March 31, 2008, we were in compliance with these covenants.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          Our restated certificate of incorporation as amended by our certificate of amendment permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will have obtained liability insurance for our officers and directors as of the date of the completion of this offering.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

          We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

          Our restated certificate of incorporation as amended by our certificate of amendment and amended and restated bylaws provide that:

  •
  the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

  •
  directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

  •
  any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

          The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

          Our restated certificate of incorporation as amended by our certificate of amendment and amended and restated bylaws also provide that:

  •
  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

  •
  special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

          Our amended and restated bylaws provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

          Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation as amended by our certificate of amendment, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation as amended by our certificate of amendment pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. The stockholder vote with respect to our restated certificate of incorporation as amended by our certificate of amendment or amended and restated bylaws is in addition to any separate class vote that might be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our restated certificate of incorporation as amended by our certificate of amendment permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

          Upon the completion of this offering, we will have 22,614,289 shares of common stock outstanding, including 133,317 shares issued under our dividend reinvestment plan on June 3, 2008 and assuming no exercise of the underwriters' option to purchase additional shares of common stock. The 10,000,000 shares of common stock (assuming no exercise of the underwriters' option to purchase additional shares) sold in this offering and the 133,317 shares issued under our dividend reinvestment plan will be freely tradable without restriction or limitation under the Securities Act, other than any such shares purchased or received by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Our remaining 12,480,972 shares of common stock that will be outstanding upon the completion of this offering will be "restricted securities" under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

          In general, under Rule 144 as recently amended by the SEC, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided, in the case of a non-affiliate holder, the availability of current public information about us and, in the case of an affiliate holder, that the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

  •
  1.0% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

          Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. Immediately upon the expiration of the 180-day initial lock-up period described below, an aggregate of 12,614,289 shares of common stock subject to the lock-up will be eligible for sale in the public market in accordance with Rule 144. See "Risk Factors — Risks Relating to this Offering and Our Common Stock."

          Each of our directors, our executive officers and our stockholders have agreed for a period of 180 days from the date of this prospectus, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock, options or warrants to acquire shares of our common stock or securities convertible into shares of our common stock owned by them, except with the prior written consent of Goldman, Sachs & Co. and UBS Securities LLC. The 180-day restricted period will be automatically extended if: (1) during the last 17 days of the 180-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event. Goldman, Sachs & Co. and UBS Securities LLC have advised us that they have no present intention to, and have not been advised of any circumstances that would lead it to, grant an early release of this restriction. Goldman, Sachs & Co. and UBS Securities LLC may, however, at any time without notice, release all or any portion of the shares subject to these lock-up agreements. Any early waiver of the lock-up agreements may not be accompanied by an advance public announcement by us, could permit sales of a substantial number of shares and could adversely affect the trading price of our shares.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

  •
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A nonresident alien individual;

  •
  A foreign corporation; or

  •
  An estate or trust that in either case is not subject to United States federal income tax on a net income basis on income or gain from a note.

          If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

          Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

          We intend to elect, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be relieved of federal taxes on income and gains distributed to our stockholders, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

          If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

          We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

          In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

          Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

          The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

          Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

          In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

          We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

          We may be required to withhold federal income tax ("backup withholding") currently at a rate of 28% from all taxable distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

          Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

          Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

          Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

          The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

          If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

          If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning before January 1, 2011 would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

          Effective as of January 2, 2008, we elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

          The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

          We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

          As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

          Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

    (c)
    satisfies any of the following:

    (i)
    does not have any class of securities that is traded on a national securities exchange;

    (ii)
    has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

    (iii)
    is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

    (iv)
    is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

          In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

          Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

          We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth." and " — If we continue to borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us." For a discussion of an additional limitation on our ability to issue senior securities under the terms of our Series A Preferred Stock, see "Description of Our Securities — Capital Stock — Preferred Stock." See "Senior Securities" for a discussion of our outstanding senior securities.

Code of Ethics

          We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. We have attached our code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Compliance Policies and Procedures

          We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. (The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change).

Introduction

          As an investment adviser registered under the Advisers Act, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

          These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          Our investment adviser will vote proxies relating to our securities in the best interest of its clients' stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our investment adviser will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of our investment adviser are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, White Plains Plaza, 445 Hamilton Avenue, Suite 1206, White Plains, NY 10601.

Other

          We will be periodically examined by the SEC for compliance with the 1940 Act.

          We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

          Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending September 30, 2009, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting as of September 30, 2009. Our independent registered public accounting firm notified us on December 13, 2007 that we had material weaknesses in our internal control over financial reporting. For additional information, see "Risk Factors—Risks Relating to our Business and Structure—Our independent registered public accounting firm has identified material weaknesses in our internal control over financial reporting."

          The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by us without the approval of our stockholders.

The New York Stock Exchange Corporate Governance Regulations

          The New York Stock Exchange has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, we intend to be in compliance with such corporate governance listing standards applicable to business development companies. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

UNDERWRITING

          We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co., UBS Securities LLC and Wachovia Capital Markets, LLC are acting as joint book-running managers and are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.	4,181,820
UBS Securities LLC	1,909,090
Wachovia Capital Markets, LLC	2,345,450
BMO Capital Markets Corp.	1,248,550
Stifel, Nicolaus & Company, Incorporated	315,090

Total	10,000,000

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional 1,500,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions to be paid by us to the underwriters. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 1,500,000 additional shares.

Paid by Fifth Street	No Exercise	Full Exercise
Per Share	$0.9884	$0.9884
Total	$9,884,000	$11,366,600

          Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.514 per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          We and our officers, directors, and our stockholders have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of the representatives. See "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

          The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

          Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated among us and the representatives of the underwriters. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be our historical performance, estimates of our business potential and earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

          An application has been made to list the common stock on the New York Stock Exchange under the symbol "FSC". In order to meet one of the requirements for listing the common stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial holders.

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the

Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

  (a)
  to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

  (b)
  to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

  (c)
  to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer; or

  (d)
  in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

          For the purposes of this provision, the expression an "offer of shares to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

          Each underwriter has represented and agreed that:

  •
  it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000, or "FSMA") received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

  •
  it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

          The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

          This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

          Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

          The securities have not been and will not be registered under the Securities and Exchange Law of Japan (the Securities and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

          At our request, Wachovia Capital Markets, LLC is reserving up to 500,000 shares of common stock for sale by Wachovia Capital Markets, LLC at the initial public offering price to directors, officers, employees and other persons that we identify through a directed share program. The number of shares of common stock available for sale to the general public in the public offering will be reduced to the extent these persons purchase these reserved shares. Any shares not so purchased will be offered by the underwriters to the general public on the same basis as other shares offered hereby.

          Under our secured revolving credit facility, affiliates of BMO Capital Markets Corp. serve as administration agent and lender. These affiliates may receive their respective share of any repayment by us of amounts outstanding under our secured revolving credit facility from the proceeds of this offering. Because BMO Capital Markets Corp. is an underwriter and its affiliate may receive more than 10% of the entire net proceeds in this offering, the underwriters may be deemed to have a "conflict of interest" under Rule 2710(h) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. or FINRA. Accordingly, this offering will be required to utilize a "qualified independent underwriter" that will recommend an initial public offering price. Goldman, Sachs & Co. has served in that capacity and performed due diligence investigations and reviewed and participated in the preparation of the registration statement of which this prospectus forms a part.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that our share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $2 million.

          We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

          Certain of the underwriters and their respective affiliates may in the future perform various financial advisory and investment banking services for us, for which they will receive customary fees and expenses.

          The principal business address of Goldman, Sachs & Co. is 85 Broad Street, New York, NY 10004, the principal business address of UBS Securities LLC is 299 Park Avenue, New York, NY 10171 and the principal business address of Wachovia Capital Markets, LLC is 375 Park Avenue, New York, NY 10152.

Electronic Delivery

          The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on the website maintained by any of the underwriters, and underwriters may distribute such prospectuses electronically. The underwriters intend to allocate a limited number of shares for sale to their online brokerage customers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

          Our portfolio securities are held under a custody agreement by Bank of America, National Association. The address of the custodian is: Bank of America Corporate Center, 100 N Tryon Street, Charlotte, NC 28255-0001. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York, 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC and the validity of the common stock will be passed upon for the underwriters by Sullivan & Cromwell LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements at September 30, 2007 in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said report.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

          Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

          We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Fifth Street Finance Corp.

Balance Sheet

	March 31, 2008	September 30, 2007
	(unaudited)
Assets
Investments, at fair value (cost 3/31/2008: $193,946,418; cost 9/30/2007: $89,834,209)
Affiliate investments (cost 3/31/2008: $73,842,452; 9/30/2007: $38,716,308)	$72,422,356	$38,816,100
Non-control/Non-affiliate investments (cost 3/31/2008: $120,103,966; 9/30/2007: $51,117,901)	119,601,659	51,141,045
Unearned fee income	(3,915,356)	(1,566,293)

Total investments net of unearned fee income	188,108,659	88,390,852
Cash and cash equivalents	2,453,045	17,654,056
Interest receivable	1,450,211	754,623
Due from portfolio company	49,978	127,715
Prepaid management fee	—	252,586
Prepaid expenses	83,426	—
Deferred offering costs	1,188,571	149,687

Total Assets	$193,333,890	$107,329,519

Liabilities
Accounts payable	58,815	105,969
Base management fee payable	954,404	—
Incentive fee payable	1,019,905	—
Due to FSC, Inc.	147,720	—
Accrued expenses	35,400	311,138
Interest payable	72,293	9,934
Payments received in advance from portfolio companies	125,877	—
Other liabilities	9,337	—
Accrued offering costs	304,223	86,783
Loans Payable	14,395,667	—

Total Liabilities	17,123,641	513,824

Commitments (Note 3)
Stockholders' Equity/Partners' Capital
Common stock, $0.01 par value, 50,000,000 shares authorized, 12,480,972 shares issued and outstanding	124,810	—
Additional paid-in-capital	169,294,832	—
Net unrealized appreciation (depreciation) on investments	(1,922,403)	—
Accumulated undistributed net investment income	8,713,010	—
Total Partners' Capital	—	106,815,695

Total Stockholders' Equity/Partners' Capital	176,210,249	106,815,695

Total Liabilities and Stockholders' Equity/Partners' Capital	$193,333,890	$107,329,519

See notes to financial statements.

Fifth Street Finance Corp.

Statement of Operations

For the three and six months ended March 31, 2008 (unaudited)

	Three months ended March 31, 2008	Six months ended March 31, 2008
	(unaudited)	(unaudited)
Investment Income:
Interest income:
Affiliate investments	$2,233,784	$3,978,760
Non-control/Non-affiliate investments	4,015,195	7,210,760
Savings account	180,432	393,001

Total interest income	6,429,411	11,582,521

Fee Income:
Affiliate investments	160,622	269,676
Non-control/Non-affiliate investments	239,208	403,878
Waiver fees	25,000	25,000

Total fee income:	424,830	698,554

Total Investment income	6,854,241	12,281,075

Expenses:
Base management fees	954,404	1,798,926
Incentive fees	1,019,905	1,019,905
Professional fees	348,171	554,500
Board of Directors fees	29,750	29,750
Organizational costs	54,315	200,747
Interest expense	72,982	187,681
Marketing expense	53,995	53,995
Occupancy expense	24,438	24,438
Insurance expense	27,808	27,808
Employment costs	140,222	249,562
Line of credit guarantee expense	—	83,333
Miscellaneous expense	19,057	45,638
Broken deal expenses	29,575	44,446
Transaction fees	—	206,726

Total expenses	2,774,622	4,527,455

Net investment income	4,079,619	7,753,620

Unrealized appreciation (depreciation) of investments:
Affiliate investments	(1,111,855)	(1,519,886)
Non-control/Non-affiliate investments	(457,147)	(525,453)

Total unrealized appreciation (depreciation) on investments	(1,569,002)	(2,045,339)

Net increase in net assets resulting from operations	$2,510,617	$5,708,281

Earnings per common share—basic and diluted(1)	$0.20	0.46

Weighted average common shares outstanding—basic and diluted	12,480,972	12,480,972

(1)
The earnings per share calculation for the six months ended March 31, 2008 is based on the presumption that if the number of shares issued at the time of the merger on January 2, 2008 (12,480,972 shares of common stock) had been issued at the beginning of the six-month period, on October 1, 2007, the Company's earnings per share would have been $0.46 per share.

See notes to financial statements.

Fifth Street Finance Corp.

Statement of Changes in Stockholders' Equity

For the six months ended March 31, 2008

(unaudited)

	Partners' Capital	Common Stock	Additional Paid-in Capital	Net Unrealized Appreciation (Depreciation) on Investments	Accumulated Undistributed Net Investment Income	Total
Balance, September 30, 2007	$105,733,369	$—	$—	$122,936	$959,390	$106,815,695
Capital contributions	66,497,000					66,497,000
Capital withdrawals	(2,810,369)					(2,810,369)
Change in unrealized (depreciation) on investments				(476,337)		(476,337)
Net investment income					3,674,001	3,674,001

Balance, December 31, 2007	$169,420,000	$—	$—	($353,401)	$4,633,391	$173,699,990
Conversion of partnership interests to common stock	(169,420,000)	124,810	169,295,190	—	—	—
Fractional shares payable to partners from conversion			(358)			(358)
Change in unrealized (depreciation) on investments				(1,569,002)		(1,569,002)
Net investment income					4,079,619	4,079,619

Balance, March 31, 2008	$—	$124,810	$169,294,832	($1,922,403)	$8,713,010	$176,210,249

See notes to financial statements.

Fifth Street Finance Corp.

Statement of Cash Flows

For the six months ended March 31, 2008

(unaudited)

Six months ended March 31, 2008
(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,708,281
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Change in unrealized depreciation (appreciation) on investments	2,045,339
Non-cash paid-in-kind income	(1,676,824)
Accretion of original issue discount on investments	(400,849)
Recognition of fee income	(673,554)
Change in operating assets and liabilities:
Increase in unearned fee income	3,022,617
(Increase) in interest receivable	(695,588)
Decrease in due from portfolio company	77,737
Decrease in prepaid management fees	252,586
(Increase) in prepaid expenses	(83,426)
Increase in interest payable	62,359
Increase in due to FSC, Inc.	147,720
(Decrease) in accrued expenses	(275,738)
(Decrease) in accounts payable	(47,154)
Increase in base management fee payable	954,404
Increase in incentive fee payable	1,019,905
Increase in other liabilities	9,337
Increase in advance payments received from portfolio companies	125,877
Purchase of investments	(102,287,036)
Principal payments received on investments	252,500

Net cash used in operating activities	(92,461,507)

Cash flows from financing activities:
Capital contributions	66,497,000
Capital withdrawals	(2,810,369)
Borrowings	43,645,667
Repayment of borrowings	(29,250,000)
Offering costs paid	(821,444)
Redemption of partnership interests for cash	(358)

Net cash provided by financing activities	77,260,496

Net increase (decrease) in cash and cash equivalents	(15,201,011)
Cash, beginning of period	17,654,056

Cash and cash equivalents, end of period	$2,453,045

Supplemental Information:
Cash paid for interest	$125,322
Non-cash financing activities:
Exchange of partnership interests for shares of common stock:
Redemption of partnership interests	$(173,699,632)
Issuance of shares of common stock	$173,699,632

See notes to financial statements.

Fifth Street Finance Corp.

Schedule of Investments

March 31, 2008

(unaudited)

	Industry	Principal/ No. of shares/ No. of units	Fair Value as a Percent of Stockholders' Equity of $176,210,249	Cost	Fair Value
Portfolio Company / Type of Investment(1)(2)
United States:
Control Investments(3)
Equity Ownership(5)
Affiliate Investments(4)
O'Currance, Inc	Data Processing & Outsourced Services
3.3% Membership Interest in O'Currance Holding Company LLC			0.0%	$250,000	—
1.75% Preferred Membership Interest			0.0%	130,413	49,238
First Lien Term Loan, 16.875% due 3/21/2012		$9,500,000	5.6%	9,802,149	9,802,149
First Lien Term Loan, 16.875% due 3/21/2012		$3,750,000	2.2%	3,815,034	3,815,034

				13,997,596	13,666,421
CPAC, Inc	Household Products & Specialty Chemicals
Common Stock		2,297	0.6%	2,297,000	1,121,643
Second Lien Term Loan, 17.5% due 4/13/2012		$10,000,000	5.3%	9,353,828	9,353,828

				11,650,828	10,475,471
Elephant & Castle, Inc.	Restaurants
Series A Preferred Stock		7,500	0.2%	750,000	390,367
Second Lien Term Loan, 15.5% due 4/20/2012		$7,500,000	4.0%	7,093,163	7,093,163

				7,843,163	7,483,530
MK Network, LLC	Healthcare Services
Membership Units(6)		6,114	0.5%	584,795	942,625
Revolving Loan at greater of 10% and Prime + 1.5%		$2,000,000	0.0%	—	—
First Lien Term Loan, 13.5% due 6/1/2012		$9,500,000	5.2%	9,221,004	9,221,004

				9,805,799	10,163,629

See notes to financial statements.

	Industry	Principal/ No. of shares/ No. of units	Fair Value as a Percent of Stockholders' Equity of $176,210,249	Cost	Fair Value
Rose Tarlow, Inc.(9)	Home Furnishing Retail
0.1% membership interest in RTMH Acquisition Company			0.0%	25,000	26,671
6.9% membership interest in RTMH Acquisition Company			0.8%	1,275,000	1,360,196
First Lien Term Loan, 12.0% due 1/25/2014		$10,000,000	5.7%	9,975,762	9,975,762

				11,275,762	11,362,629
Martini Park, LLC	Restaurants
5% membership interest		500,000	0.4%	650,000	651,372
First Lien Term Loan, 14.0% due 2/20/2013		$4,000,000	1.9%	3,373,088	3,373,088

				4,023,088	4,024,460
Caregiver Services, Inc.	Healthcare Facilities
Series A Preferred Stock		696,394	0.4%	696,394	696,394
Second Lien Term Loan, Libor + 6.85%, 12% floor due 2/25/2013		$1,706,667	1.0%	1,706,667	1,706,667
Second Lien Term Loan, 16.5% due 2/25/2013		$13,500,000	7.3%	12,843,155	12,843,155

				15,246,216	15,246,216

Total Affiliate Investments			41.1%	73,842,452	72,422,356

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation	Building Products
Series A Preferred Stock		25,641	0.1%	253,846	226,729
Common Stock		25,641	0.0%	2,564	—
Second Lien Term Loan, 12% due 3/30/2013		$5,000,000	2.7%	4,786,555	4,786,555

				5,042,965	5,013,284
Traffic Control & Safety Corporation	Construction and Engineering
Series B Preferred Stock		24,750	0.1%	247,500	247,500
Common Stock		25,000	0.0%	2,500	12,604
Second Lien Term Loan, 15% due 6/29/2014		$6,166,667	3.6%	6,283,777	6,283,777

				6,533,777	6,543,881

See notes to financial statements.

	Industry	Principal/ No. of shares/ No. of units	Fair Value as a Percent of Stockholders' Equity of $176,210,249	Cost	Fair Value
Nicos Polymers & Grinding Inc.	Commodity Chemicals
3.32% Membership Interest in Crownbrook Acquisition I LLC			0.0%	168,086	67,887
First Lien Term Loan, Libor +5% due 7/17/2012		$3,175,000	1.8%	3,175,000	3,175,000
First Lien Term Loan, 13.5% due 7/17/2012		$5,625,000	3.2%	5,564,032	5,564,032

				8,907,118	8,806,919
TBA Global, LLC(8)	Media: Advertising
Senior Preferred Shares		53,944	0.1%	215,975	78,926
Series A Shares		191,977	0.0%	191,977	—
Second Lien Term Loan, Libor +5% due 8/3/2010		$2,500,000	1.4%	2,506,392	2,506,392
Second Lien Term Loan, 14.5% due 8/3/2012		$10,000,000	5.6%	9,806,907	9,806,907

				12,721,251	12,392,225
Fitness Edge, LLC	Leisure Facilities
Common Units		1,000	0.1%	42,908	112,872
First Lien Term Loan, Libor +5.25% due 8/08/2012		$2,500,000	1.4%	2,375,000	2,375,000
First Lien Term Loan, 15% due 8/08/2012		$4,225,000	2.4%	4,257,667	4,257,667

				6,675,575	6,745,539
Filet of Chicken	Food Distributors
Common Stock		36	0.3%	433,227	495,714
Second Lien Term Loan, 14.5% due 7/31/2012		$12,000,000	6.6%	11,677,539	11,677,539

				12,110,766	12,173,253
Boot Barn	Footwear and Apparel
Common Stock		1,176	0.0%	117	32,856
Series A Preferred Stock		20,000	0.1%	200,000	200,000
Second Lien Term Loan, 14.5% due 10/3/2013		$13,500,000	7.7%	13,635,750	13,635,750

				13,835,867	13,868,606

See notes to financial statements.

	Industry	Principal/ No. of shares/ No. of units	Fair Value as a Percent of Stockholders' Equity of $176,210,249	Cost	Fair Value
American Hardwoods Industries Holdings, LLC	Lumber Products
Membership Units		24,375	0.0%	250,000	0
Second Lien Term Loan, 15.0% due 10/15/2012		$10,000,000	5.7%	10,073,644	10,073,644

				10,323,644	10,073,644
Premier Trailer Leasing, Inc.	Trailer Leasing Services
Common Stock		285	0.0%	1,140	—
Second Lien Term Loan, 16.5% due 10/23/2012		$16,750,000	9.6%	16,993,870	16,993,870

				16,995,010	16,993,870
Pacific Press Technologies, Inc.	Capital Goods
Common Stock		32,027	0.2%	320,271	345,178
Second Lien Term Loan, 14.75% due 1/10/2013		$7,000,000	4.0%	6,976,803	6,976,803

				7,297,074	7,321,981
Goldco, LLC	Restaurants
Second Lien Term Loan, 17.5% due 1/31/2013		$7,500,000	4.3%	7,550,919	7,550,919
Lighting by Gregory, LLC	Housewares & Specialties
1.1% membership interest			0.1%	110,000	117,538
First Lien Term Loan, 9.75% due 2/28/2013		$5,000,000	2.8%	5,000,000	5,000,000
First Lien Term Loan, 14.5% due 2/28/2013		$7,000,000	4.0%	7,000,000	7,000,000

				12,110,000	12,117,538

Total Non-Control/Non-Affiliate Investments			67.9%	120,103,966	119,601,659

Total Portfolio Investments			109.0%	193,946,418	192,024,015
Unearned Income				(3,915,356)	(3,915,356)

Total Investments Net of Unearned Income				$190,031,062	$188,108,659

(1)
All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)
See Note 3 for summary geographic location.

(3)
Control investments are defined by the Investment Company Act of 1940 ("1940 Act") as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of March 31, 2008, the Company did not have a controlling interest in any of its investments.

See notes to financial statements.

(4)
Affiliate investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)
Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)
Income producing through payment of dividends or distributions.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(8)
Rates have been temporarily increased by 2% for additional PIK income on the term loans.

(9)
Rose Tarlow, Inc. has an undrawn revolver credit facility of $3,000,000.

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Schedule of Investments

September 30, 2007

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Portfolio Company /Type of Investment(1)(2)
United States:
Control Investments(3)
Affiliate Investments(4)
O'Currance, Inc	Data Processing & Outsourced Services
3.3% Membership Interest in O'Currance Holding Company LLC			0.1%	$250,000	$89,587
1.75% Preferred Membership Interest			0.1%	130,413	130,413
Second Lien Term Loan, 16.875% due 3/21/2012		$9,500,000	9.0%	9,590,060	9,590,060

				9,970,473	9,810,060
CPAC, Inc	Household Products & Specialty Chemicals
Common Stock		2,297	2.2%	2,297,000	2,297,000
Second Lien Term Loan, 17.5% due 4/13/2012		$10,000,000	8.4%	9,015,137	9,015,137

				11,312,137	11,312,137
Elephant & Castle, Inc.(5)	Restaurants
Series A Preferred Stock		7,500	0.5%	750,000	500,000
Second Lien Term Loan, 15.5% due 4/20/2012		$7,500,000	6.5%	6,911,378	6,911,378

				7,661,378	7,411,378
MK Network, LLC	Healthcare Services
Membership Units(6)		6,114	1.0%	584,795	1,095,000
Revolving Loan at greater of 10% and Prime + 1.5%		$2,000,000	—	—	—
Second Lien Term Loan, 13.5% due 6/1/2012		$9,500,000	8.6%	9,187,525	9,187,525

				9,772,320	10,282,525

Total Affiliate Investments			36.4%	38,716,308	38,816,100

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation	Building Products
Series A Preferred Stock		25,641	0.2%	253,846	175,000
Common Stock		25,641	0.0%	2,564	—

See notes to financial statements.

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Second Lien Term Loan, 12% due 3/30/2013		$5,000,000	4.5%	4,765,188	4,765,188

				5,021,598	4,940,188
Safety Systems Acquisition Corporation	Construction and Engineering
Series B Preferred Stock		24,750	0.2%	247,500	247,500
Common Stock		25,000	0.1%	2,500	67,500
Second Lien Term Loan, 15% due 6/29/2014		$5,000,000	5.3%	5,696,671	5,696,671

				5,946,671	6,011,671
Nicos Polymers & Grinding Inc.	Commodity Chemicals
3.32% Membership Interest in Crownbrook Acquisition I LLC			0.2%	168,086	215,000
First Lien Term Loan, Libor +500 due 7/17/2012		$3,175,000	3.0%	3,175,000	3,175,000
Second Lien Term Loan, 13.5% due 7/17/2012		$5,625,000	5.2%	5,515,093	5,515,093

				8,858,179	8,905,093
TBA Global, LLC	Media: Advertising
Senior Preferred Shares		53,944	0.2%	215,975	215,975
Series A Shares		191,977	0.2%	191,977	184,025
Second Lien Term Loan, Libor +500 due 8/3/2012		$2,500,000	2.3%	2,500,000	2,500,000
Second Lien Term Loan, 14.5% due 8/3/2012		$10,000,000	9.0%	9,637,793	9,637,793

				12,545,745	12,537,793
Fitness Edge, LLC	Leisure Facilities
Common Stock		1,000	0.0%	42,908	43,500
First Lien Term Loan, Libor +525 due 8/08/2012		$2,500,000	2.3%	2,500,000	2,500,000
Second Lien Term Loan, 15% due 8/08/2012		$4,225,000	3.9%	4,199,196	4,199,196

				6,742,104	6,742,696

See notes to financial statements.

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Filet of Chicken	Food Distributors
Common Stock		36	0.4%	421,992	421,992
Second Lien Term Loan, 14.5% due 7/31/2012		$12,000,000	10.8%	11,581,612	11,581,612

				12,003,604	12,003,604

Total Non-Control/Non-Affiliate Investments			47.8%	51,117,901	51,141,045

Total Portfolio Investments			84.2%	$89,834,209	$89,957,145
Unearned Income				(1,566,293)	(1,566,293)

Total Investments Net of Unearned Income				$88,267,916	$88,390,852

(1)
All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)
See Note 3 for summary geographic location.

(3)
Control investments are defined by the Investment Company Act of 1940 ("1940 Act") as investments in companies in which the partnership owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2007, the Partnership did not have a controlling interest in any of its investments.

(4)
Affiliate investments are defined by the 1940 Act as investments in companies in which the partnership owns between 5% and 25% of the voting securities.

(5)
Equity ownership is held in Repechage Restaurant Group USA, Inc.

(6)
Income producing through payment of dividends or distributions.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

See notes to financial statements.

FIFTH STREET FINANCE CORP.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

(unaudited)

Note 1. Organization

          Fifth Street Mezzanine Partners III, L.P. ("Fifth Street" or "Partnership"), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC is the Partnership's general partner (the "General Partner"). The Partnership's investments were managed by Fifth Street Management, LLC (the "Investment Adviser"). The General Partner and Investment Adviser are under common ownership.

          Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp., an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations ("SFAS 141"), the Company's results of operations and cash flows for the six months ended March 31, 2008 are presented as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger. Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. On and as of January 2, 2008, references to the Company are to Fifth Street Finance Corp., unless the context otherwise requires.

Note 2. Significant Accounting Policies

Basis of Presentation and Liquidity:

          Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjunction with the September 30, 2007 financial statements and notes thereto included in this prospectus.

          Since the Partnership was formed on February 15, 2007 and had limited operations through March 31, 2007, the corresponding prior period quarterly and year to date interim financial information are not presented.

          Although the Company expects to fund the growth of the Company's investment portfolio through the net proceeds from current and future equity offerings, including the Company's dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders substantially all of its taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the

Code. Consequently, the Company may not have the funds or the ability to fund new investments or make additional investments in its portfolio companies to fund its unfunded commitments to portfolio companies and to repay borrowings under its $50 million credit facility, which matures on January 13, 2009. The illiquidity of these portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than the investments' recorded value. As of March 31, 2008, the Company had $2.5 million in cash, portfolio investments (at fair value excluding unearned income) of $192.0 million, $14.4 million of borrowings outstanding under the Company's credit facility and unfunded commitments of $26.8 million. At April 30, 2008, the Company had $23.0 million in cash, $50 million of borrowings outstanding under the Company's credit facility, unfunded commitments of $18.5 million and $15 million of 8.5% non-convertible, non-participating cumulative preferred stock, with a par value of $0.01 per share and a liquidation preference of $500 per share, that the Company is obligated to redeem no later than October 25, 2010 ("Series A Preferred Stock"). The financial statements do not include any adjustments that might result from the Company's inability to consummate its offering.

Use of estimates:

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") and Article 6 of Regulation S-X under the Securities Act of 1933 requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Company's financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

          The financial statements include portfolio investments at fair value (excluding unearned income) of $192,024,015 and $89,957,145 at March 31, 2008 and September 30, 2007, respectively. 109.0% and 84.2% of stockholder's equity/partners' capital at March 31, 2008 and September 30, 2007, respectively, are portfolio investments whose fair values have been determined by the Company's management in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, management determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

          The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliate Investments" are defined as those Non-Control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, "Non-Control/ Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

          The following are the Company's significant accounting policies:

Investments:

  a)
  Valuation:

  1)
  Investments for which market quotations are readily available are valued at such market quotations.

  2)
  Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

  3)
  It is expected that most of the investments in the Company's portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

  4)
  In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently analyzing the effect of adoption of this statement on its financial position, including its net asset value, and results of operations. The Company will adopt this statement on a prospective basis beginning in the quarter ending December 31, 2008. Adoption of this statement could have a material effect on the Company's financial statements, including the Company's net asset value. However, the actual impact on its financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments the Company originates, acquires or exits.

    5)
    In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS 159, and its impact in the financial statements has not yet been determined.

  b)
  Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost.

  c)
  Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments and reserves for any previously accrued and uncollected interest when it is determined that interest is no longer collectible.

  d)
  Distribution of earnings from portfolio companies are recorded as dividend income when the distribution is received.

  e)
  The Company has investments in debt securities which contain a payment in kind or "PIK" interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. For the three months and six months ended March 31, 2008, the Company recorded PIK income of $959,230 and $1,687,713, respectively.

  f)
  The Company capitalizes upfront loan origination fees received in connection with investments and reflects such fees as unearned fee income on the balance sheet. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

Valuation of Investments

          The Company invests primarily in illiquid securities issued by private companies and/or thinly-traded public companies ("Investments"). These Investments may be subject to restrictions on resale and generally have no established trading market. Fair value for Investments is determined in good faith in accordance with the valuation policy, based on the enterprise value of the portfolio companies. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, various factors are analyzed, including the portfolio company's historical and projected financial results. Discounted cash flow models may be prepared and analyzed based on projections of the future free cash flows of the business and industry derived capital costs. External events are reviewed, including private mergers and acquisitions, and these events are included in the enterprise valuation process. An independent third party valuation firm may assist in the valuation process.

          Due to the inherent uncertainty in the valuation process, the estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the Investments may cause the gains or losses ultimately realized on these Investments to be different than the valuations currently assigned. The fair value of each individual Investment is determined and changes in fair value are recorded as unrealized appreciation and depreciation.

          An investment ranking system is used in connection with investment oversight, portfolio management/analysis, and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          The value of the equity interests in public companies for which market quotations are readily available is based upon the closing public market price. Securities that carry certain restrictions on sale are typically valued at a discount from the public market price of the security.

Consolidation:

          As an investment company, the Company only consolidates subsidiaries that are also investment companies. At September 30, 2007 and March 31, 2008, the Company did not have any consolidated subsidiaries.

Cash and cash equivalents:

          Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Deferred offering costs:

          Deferred offering costs consist of legal, accounting, regulatory and printing fees incurred through the balance sheet date that are related to the Company's Initial Public Offering ("IPO") and that will be charged to capital upon the receipt of the proceeds from IPO or charged to expense if not completed.

Income Taxes

          Prior to the merger of the Partnership with and into the Company, the Company was treated as a partnership for federal and state income tax purposes. The Partnership generally does not record a provision for income taxes because the partners report their share of the partnership income or loss on their income tax returns. Accordingly, the taxable income was passed through to the partners and the Partnership was not subject to an entity level tax as of December 31, 2007.

          Subsequent to the merger, the Company intends to qualify for treatment as a RIC under Subchapter M of the Internal Revenue Code for the taxable year beginning January 2, 2008 and ending September 30, 2008. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders as a dividend. The Company anticipates distributing all of its taxable income and gains, and thus the Company anticipates that it will not incur any federal or state income tax. Further, since the Company anticipates timely distribution of its taxable income within the tax rules, the Company anticipates that it would not incur any U.S. federal excise tax.

          Listed below is a reconciliation of "net increase in net assets resulting from operations" to taxable income for the three and six months ended March 31, 2008.

	For the three months ended March 31, 2008		For the six months ended March 31, 2008
	(rounded to the nearest 000's)
Net increase in net assets resulting from operations	$2,511,000		$5,709,000
Net change in unrealized (appreciation) depreciation from investments	1,569,000		2,045,000
Book/Tax difference due to PIK interest and OID	(835,000)		(1,531,000)
Book/Tax difference due to deferred loan origination fees, net	1,574,000		2,349,000
Other Book/Tax temporary differences	24,000		147,000

Taxable/Tax Distributable Income	$4,843,000	(1)	$8,719,000

(1)
For the three month period ended March 31, 2008, net taxable income subject to Subchapter M distribution requirements, as noted above.

          Distributable taxable income differs from net increase in net assets resulting from operations primarily due to: (1) origination fees received in connection with investment in portfolio companies, which is amortized into interest income over the estimated life of the investment for book purposes, are treated as taxable income upon receipt; (2) certain debt investments that generate PIK interest and original issue discount; (3) unrealized appreciation (depreciation) on investments; and (4) other, which includes deferred offering and organization costs.

          As of March 31, 2008, the Company has not realized any taxable realized capital gains or losses.

          The Company adopted Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes at inception. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open taxable years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management's determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Guarantees and Indemnification Agreements:

          The Company follows FASB Interpretation Number 45, "Guarantor's" Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." ("FIN 45"). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees.

Note 3. Portfolio Investments

          At March 31, 2008, 109.0% of stockholders' equity or $192,024,015 was invested in 19 long-term portfolio investments and 1.4% of stockholders' equity was invested in cash and cash equivalents. In comparison, at September 30, 2007, 84.2% of partners' capital was invested in 10 long-term portfolio investments and 16.5% of partners' capital was invested in cash and cash equivalents. As of March 31, 2008, all of the Company's debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests.

          The Company's off-balance sheet arrangements consisted of $26.8 million and $7.0 million of unfunded commitments to provide debt financing to its portfolio companies as of March 31, 2008 and September 30, 2007, respectively. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Company's balance sheet.

          A summary of the composition of the unfunded commitments as of March 31, 2008 and September 30, 2007 is shown in the table below:

	Unfunded Commitments as of March 31, 2008	Unfunded Commitments as of September, 2007
MK Network, LLC	$2,000,000	$2,000,000
Fitness Edge, LLC	2,500,000	2,500,000
Rose Tarlow, Inc.	3,000,000	—
Martini Park, LLC	11,000,000	—
Caregiver Services, Inc.	8,293,333	—
TBA Global, LLC	—	2,500,000

Total	$26,793,333	$7,000,000

          Summaries of the composition of the Company's investment portfolio at cost and fair value (excluding unearned income) as a percentage of total investments are shown in the following tables:

Cost	March 31, 2008		September 30, 2007
First Lien Debt	$63,558,737	32.77%	$5,675,000	6.32%
Second Lien Debt	121,288,968	62.54%	78,599,653	87.49%
Purchased Equity	3,873,126	2.00%	1,788,008	1.99%
Equity Grants	5,225,587	2.69%	3,771,548	4.20%

	$193,946,418	100.00%	$89,834,209	100.00%

Fair Value	March 31, 2008		September 30, 2007
First Lien Debt	$63,558,737	33.10%	$5,675,000	6.31%
Second Lien Debt	121,288,968	63.16%	78,599,653	87.37%
Purchased Equity	3,146,768	1.64%	1,921,316	2.14%
Equity Grants	4,029,542	2.10%	3,761,176	4.18%

	$192,024,015	100.00%	$89,957,145	100.00%

          The Company invests in portfolio companies located in the United States with a historical emphasis on the Northeastern region of the United States. The following tables show the portfolio composition by geographic region at cost and fair value (excluding unearned income) as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company's business.

Cost	March 31, 2008		September, 2007
Northeast	$71,339,214	36.79%	$44,346,118	49.37%
West	63,407,219	32.69%	33,484,486	37.27%
Southeast	34,907,901	18.00%	12,003,605	13.36%
Midwest	7,297,074	3.76%	—	—
Southwest	16,995,010	8.76%	—	—

	$193,946,418	100.00%	$89,834,209	100.00%

Fair Value	March 31, 2008		September, 2007
Northeast	$69,890,730	36.39%	$44,653,829	49.64%
West	62,847,047	32.73%	33,299,711	37.02%
Southeast	34,970,388	18.22%	12,003,605	13.34%
Midwest	7,321,980	3.81%	—	—
Southwest	16,993,870	8.85%	—	—

	$192,024,015	100.00%	$89,957,145	100.00%

          Set forth below are tables showing the composition of the Company's portfolio by industry at cost and fair value as of March 31, 2008 and September 30, 2007 (excluding unearned income):

Cost	March 31, 2008		September 30, 2007
Trailer Leasing Services	$16,995,010	8.77%	—	—
Data Processing and Outsourced Services	13,997,596	7.22%	9,970,473	11.10%
Footwear and Apparel	13,835,868	7.14%	—	—
Media—Advertising	12,721,251	6.56%	12,545,745	13.96%
Food Distributors	12,110,766	6.24%	12,003,604	13.36%
Household Products/Specialty Chemicals	11,650,828	6.01%	11,312,137	12.59%
Lumber Products	10,323,644	5.32%	—	—
Health Care Services	9,805,799	5.06%	9,772,320	10.88%
Commodity Chemicals	8,907,118	4.59%	8,858,179	9.86%
Restaurants	19,417,170	10.01%	7,661,378	8.53%
Leisure Facilities	6,675,575	3.44%	6,742,104	7.51%
Construction & Engineering	6,533,777	3.37%	5,946,671	6.62%
Building Products	5,042,965	2.60%	5,021,598	5.59%
Capital Goods	7,297,074	3.76%	—	—
Home Furnishing Retail	11,275,762	5.81%	—	—
Healthcare Facilities	15,246,215	7.86%	—	—
Housewares & Specialties	12,110,000	6.24%	—	—

Total	$193,946,418	100.00%	$89,834,209	100.00%

Fair Value	March 31, 2008		September 30, 2007
Trailer Leasing Services	$16,993,870	8.85%	—	—
Data Processing and Outsourced Services	13,666,422	7.12%	9,810,060	10.91%
Footwear and Apparel	13,868,607	7.22%	—	—
Media—Advertising	12,392,225	6.45%	12,537,793	13.93%
Food Distributors	12,173,253	6.34%	12,003,604	13.34%
Household Products/Specialty Chemicals	10,475,471	5.46%	11,312,137	12.58%
Lumber Products	10,073,644	5.25%	—	—
Health Care Services	10,163,630	5.29%	10,282,525	11.43%
Commodity Chemicals	8,806,919	4.59%	8,905,093	9.90%
Restaurants	19,058,907	9.92%	7,411,378	8.24%
Leisure Facilities	6,745,539	3.51%	6,742,696	7.50%
Construction & Engineering	6,543,881	3.41%	6,011,671	6.68%
Building Products	5,013,284	2.61%	4,940,188	5.49%
Capital Goods	7,321,980	3.81%	—	—
Home Furnishing Retail	11,362,629	5.92%	—	—
Healthcare Facilities	15,246,216	7.94%	—	—
Housewares & Specialties	12,117,538	6.31%	—	—

Total	$192,024,015	100.00%	$89,957,145	100.00%

          The Company's investments are generally in small and mid-sized companies in a variety of industries. At March 31, 2008, the Company had no investments that were greater than 10% of the total investment portfolio. At September 30, 2007 the Partnership had five investments that were greater than 10% of the total investment portfolio. Such investments represented approximately 61.9% of the fair value of the portfolio on September 30, 2007 and approximately 62.2% of cost. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the six months ended March 31, 2008, investment income from one investment exceeded 10% of investment income. This one investment in aggregate represented approximately 11.3% of the investment income for the six months ended March 31, 2008.

Note 4. Unearned Fee Income—Debt Origination Fees

          The Company capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income on the balance sheet. The unearned income from such fees is accreted into fee income over the life of the financing in accordance with the Statement of Financial Accounting Standards 91 "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases".

          Accumulated unearned fee income activity for the three months and six months ended March 31, 2008 was as follows:

	For the three months ended March 31, 2008	For the six months ended March 31, 2008
Beginning accumulated unearned fee income balance	$2,341,069	$1,566,293
Net fees received	1,974,117	3,022,617
Unearned fee income recognized	(399,830)	(673,554)

Ending Unearned Fee Income Balance	$3,915,356	$3,915,356

Note 5. Stockholders' Equity

          Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

Note 6. Line of Credit

          On January 15, 2008, the Company entered into a $50 million secured revolving credit facility with the Bank of Montreal, at a rate of LIBOR plus 1.5%, with a one year maturity date. The credit facility is secured by the Company's existing investments. As of March 31, 2008, the Company has drawn approximately $14.4 million on the credit facility to fund additional investments. At March 31, 2008, the annual weighted average interest rate was 4.30%. The weighted average interest rate is calculated based on our loan balances as of March 31, 2008.

          Under the credit facility the Company must satisfy several financial covenants, including maintaining a minimum level of stockholders' equity, a maximum level of leverage and a minimum asset coverage ratio and interest coverage ratio. In addition, the Company must comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations. At March 31, 2008, the Company was in compliance with these covenants.

          Prior to the merger, the Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. ("Loan Agreement") which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, a member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively "guarantors"), entered into a guaranty agreement (the "Guaranty") with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership's obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay a member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from October 1, 2007 to November 27, 2007, the Partnership paid $83,333 under this Guaranty. In October 2007, the Partnership drew $28.25 million from the credit facility. These loans were paid back in full with interest in November 2007. As of November 27, 2007, the Partnership terminated the Loan Agreement and the Guarantee.

          Interest expense for the three and six months ended March 31, 2008 was approximately $73,000 and $188,000 respectively.

Note 7. Interest and Dividend Income

          Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company's valuation policy, accrued interest is evaluated periodically for collectability. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

          The Company holds debt in its portfolio that contains a payment-in-kind ("PIK") interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment. The Company's policy is to stop accruing PIK interest, and write off any accrued and uncollected interest, when it is determined that PIK interest is no longer collectible.

          As of March 31, 2008, the Company had no investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Note 8. Fee Income

          Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees.

Note 9. Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

          Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflect the net change in the valuation of the portfolio pursuant to the Company's valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

Note 10. Concentration of Credit Risks

          The Company places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 11. Related Party Transactions

          The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement the Company pays the Investment Adviser a fee for its services under the investment advisory agreement consisting of two components—a base management fee and an incentive fee.

Base management Fee

          The base management fee is calculated at an annual rate of 2% of the Company's gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company's gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated. The Investment Adviser has agreed to waive, through December 31, 2008, that portion of the base management fee attributable to the Company's assets held in the form of cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

          Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Partnership paid the Investment Adviser a management fee (the "Management Fee"), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2.00% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, or (2) if a temporary suspension period became permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period was equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

          For the three and six months ended March 31, 2008, base management fees were approximately $954,000 and $1,799,000, respectively.

Incentive Fee

          The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company's "Pre-Incentive Fee Net Investment Income" for the immediately preceding fiscal quarter. For this purpose, "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under the Company's administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company have not yet received in cash. Pre-Incentive Fee Net Investment

Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding fiscal quarter, will be compared to a "hurdle rate" of 2% per quarter (8% annualized), subject to a "catch-up" provision measured as of the end of each fiscal quarter. The Company's net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company's Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle").

  •
  100% of the Company's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up." The "catch-up" provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter.

  •
  20% of the amount of the Company's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

          The second part of the incentive fee will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and will equal 20% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

          From the time the investment advisory agreement became effective, on January 2, 2008, through March 31, 2008, incentive fees were $1,019,905. There were no incentive fees for prior periods.

Transaction fees

          Prior to the merger of the Partnership with and into the Company, which occurred on January 2, 2008, the Investment Adviser received 20% of transaction origination fees. For the six months ended March 31, 2008, payment of the transaction fees paid to the Investment Adviser amounted to $206,726 and were expensed as incurred.

Administration Agreement

          The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, the Company's required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company's stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company's net asset value, overseeing the preparation and filing of the Company's tax returns and the printing and dissemination of reports to the Company's stockholders, and generally overseeing the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company's allocable portion of the costs of compensation and related expenses of the Company's chief financial officer and chief compliance officer, and his staff. FSC, Inc. may also provide on the Company's behalf managerial assistance to the Company's portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

          For the six months ended March 31, 2008, the Company incurred administrative expenses of approximately $265,000. Of the $265,000 of administrative expenses, approximately $255,000 was expensed in the period and approximately $10,000 was capitalized in "deferred offering costs". At March 31, 2008, approximately $148,000 was included in Due to FSC, Inc. in the balance sheet.

Note 12. Financial Highlights

	For the three months ended March 31, 2008(1)	For the six months ended March 31, 2008(2)
Per Share Data(3)
Net Asset value at beginning of period	$13.92	$8.56

Capital contributions	—	5.33

Capital withdrawals	—	(0.23)

Net Investment Income	0.33	0.62
Net change in unrealized appreciation (depreciation) of investments	(0.13)	(0.16)

Net Increase in net assets resulting from operations	0.20	0.46

Net Asset value at March 31, 2008	14.12	14.12

Stockholders' Equity at beginning of period	$173,699,990	$106,815,695
Stockholders' Equity at end of period	$176,210,249	176,210,249
Average Stockholders' Equity(4)	174,955,120	160,985,605
Ratio of total expenses, excluding interest expense, to average stockholders' equity(5)	1.54%	2.70%
Ratio of total expenses to average stockholders' equity(5)	1.59%	2.81%
Ratio of net increase in net assets resulting from operations to ending stockholders' equity(5)	1.42%	3.24%
Ratio of unrealized appreciation (depreciation) in investments to ending stockholders' equity(5)	(0.89)%	(1.16)%
Total return to stockholders based on change in stockholders' equity(5)(6)	1.45%	3.36%
Average outstanding debt(7)	$2,881,933	$1,417,344

(1)
The amounts reflected in the financial highlights above represent net assets, income and expense ratios for all stockholders.

(2)
Per share data for the six months ended March 31, 2008 presumes the issuance of the 12,480,972 common shares at October 1, 2007 which were actually issued on January 2, 2008 due to the merger.

(3)
Based on actual shares outstanding at the end of the corresponding period.

(4)
Calculated based upon the daily weighted average stockholders' equity for the period ending March 31, 2008.

(5)
Interim periods are not annualized.

(6)
Total return based on change in stockholders' equity was calculated based on the change in stockholders' equity to the opening balance for the period adjusted for capital contributions.

(7)
Calculated based upon the daily weighted average of loans payable for the three months and six months ended March 31, 2008.

Note 13. Preferred Stock

          The Company's restated certificate of incorporation does not authorize any shares of preferred stock. On April 4, 2008 the Company's Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share ("Series A Preferred Stock") and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. The Company's certificate of amendment was also approved by the holders of a majority of the shares of its outstanding common stock through a written consent first solicited on April 7, 2008. On April 24, 2008 the Company filed its certificate of amendment and on April 25, 2008, it sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, one of the Company's directors. The following is a brief description of the terms of the Series A Preferred Stock. Capitalized terms not otherwise defined below have the same meaning as defined in the Company's certificate of amendment.

Voting Rights

          Under the Company's certificate of amendment, as long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, voting separately as a single class, have the right to elect (i) two directors at all times during which the Series A Preferred Stock is outstanding and (ii) a majority of the directors, if at any time dividends on the Series A Preferred Stock are unpaid in an amount equal to two full years of dividends on such securities, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Although the right exists, such election of two directors will not take place until the first annual meeting of the Company's stockholders, and will only occur if any shares of Series A Preferred Stock are outstanding at such time.

          In addition, as long as any shares of Series A Preferred Stock remain outstanding, and unless the consent or approval of a greater number of shares is then required by law, without first obtaining the consent or approval of the holders of at least a majority of the outstanding Series A Preferred Stock, the Company may not: (i) amend, alter, or repeal its restated certificate of incorporation or its amended and restated bylaws (whether by merger, consolidation, reclassification, combination, or otherwise), or waive any provisions thereof, in a manner that would adversely affect the rights, preferences, privileges, or powers of the Series A Preferred Stock; (ii) authorize, create, or issue any class or series, or any shares of any class or series, of stock having any preference or priority, or ranking on a parity, as to voting, dividends, or upon redemption, liquidation, dissolution, or winding up, over or with respect to the Series A Preferred Stock; or (iii) adopt any plan of reorganization adversely affecting the Series A Preferred Stock. Further, as long as any shares of Series A Preferred Stock remain outstanding, in the event that the Company withdraws its election to be regulated as a business development company, the Company may not engage in significant corporate transactions, including but not limited to, an amendment to its restated certificate of incorporation, an increase in number of directors, the incurrence of debt which would cause it to have outstanding senior securities in excess of $115 million, the issuance of additional shares of preferred stock, a merger or an acquisition, without first obtaining the consent or approval of the holders of at least a majority of the outstanding Series A Preferred Stock.

Dividends

          As long as any shares of Series A Preferred Stock remain outstanding, the holders of series A Preferred Stock, in preference to the holders of shares of common stock, are entitled to receive dividends on the Series A Preferred Stock, which accrue at an annual rate per share equal to 8.5% (the "Dividend Rate") of the liquidation preference from and after the date of issuance of the Series A Preferred Stock (the "Issue Date") and for so long as the shares of Series A Preferred Stock remain outstanding. Dividends are (i) calculated and compounded monthly, and (ii) cumulative, whether or not declared or paid, and will accrue and be payable monthly, in arrears, on the first day of each month (each such date referred to herein as a "Monthly Dividend Payment

Date"), except that if any Monthly Dividend Payment Date is not a Business Day, then they will be payable on the next succeeding Business Day, commencing on the first Monthly Dividend payment Date following the Issue Date. Dividends payable on the Series A Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, and will be deemed to accrue on a daily basis.

          No dividends will be declared or paid or funds set apart for the payment of dividends on shares of common stock for any period unless full cumulative dividends on the Series A Preferred Stock have been, or contemporaneously are, declared and paid (or are deemed declared and paid) in full. Unless full cumulative dividends on all outstanding shares of Series A Preferred Stock for all past dividend periods have been declared and paid, then: (i) no dividend may be declared or paid (or deemed paid) upon, or any sum set apart for the payment of dividends upon, shares of common stock; (ii) no common stock may be repurchased, redeemed or otherwise acquired or retired by the Company, except as permitted above; and (iii) no monies may be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of shares of common stock.

          Holders of Series A Preferred Stock are entitled to a default dividend rate (the "Default Dividend Rate") of 13.5% per annum if (i) any shares of Series A Preferred Stock remain outstanding after the Mandatory Redemption Date, as defined below, (ii) the Company has one or more loans which have any interest or principal payment that is more than 30 days past due (each, a "Non-Performing Loan") that equal, at cost, 15% or more of its total assets (the "Non-Performing Loan Provision"), or (iii) a dividend on the Series A Preferred Stock is not paid within five Business Days of the Monthly Dividend Payment Date; provided, however, that the Default Dividend Rate will only continue in effect in the case of clause (i), until such time that such Series A Stock is redeemed, in the case of clause (ii), for the period of time during which the Company is not in compliance with the Non-Performing Loan Provision, and in the case of clause (iii), until full cumulative dividends on the Series A Stock have been paid in full.

Liquidation Rights

          In the event of (i) the Company's liquidation, dissolution or winding up of affairs, whether voluntary or involuntary, (ii) a merger, consolidation or transfer of control of the Company or its investment adviser, or (iii) a transaction or series of transactions in which all or substantially all the assets of the Company or its investment adviser are transferred, the holders of the Series A Preferred Stock then outstanding will be entitled to receive, prior and in preference to any payment or distribution of any of the Company's assets to the holders of shares of common stock, an amount (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock) in cash equal to 100% of the liquidation preference, plus all accrued dividends on such shares to the date of liquidation, dissolution or winding up (such amount being referred to herein as the "Liquidation Preference"); provided, however, that the consummation of an initial public offering of the Company's common stock will not be deemed to be an event described in (i), (ii), or (iii) above.

          In addition, if, upon the occurrence of any liquidation, dissolution or winding up of the Company's affairs, whether voluntary or involuntary, the assets and funds to be distributed among the holders of the Series A Preferred Stock is insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the holders of all such shares of Series A Preferred Stock will share ratably in such distribution of assets in accordance with the amounts that would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock are entitled were paid in full.

Optional Redemption

          At any time from and after the Issue Date, the Company may redeem any outstanding shares of Series A Preferred Stock, in whole or in part. At least twenty (20) days prior to the date fixed by the Company for redemption (the "Redemption Date"), the Company must send a notice (a "Redemption Notice") to all holders of Series A Preferred Stock to be redeemed setting forth (i) the Redemption Price, including a calculation thereof, and (ii) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates. If the Company does not have sufficient funds legally available to redeem all shares of Series A Preferred Stock at the Redemption Date, then it will redeem such shares pro rata (based on the portion of the aggregate Redemption Price payable to them) to the extent possible and it will redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

          On or after the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed will surrender their certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice. The Redemption Price of such shares will be payable to the order of the person whose name appears on each certificate as the owner thereof, and the Company will cancel each surrendered certificate. In the event that less than all the shares represented by such certificates are redeemed, a new certificate will be issued representing the unredeemed shares. From and after the Redemption Date, unless there is a default in payment of the Redemption Price or the Company is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holders of such shares as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), including the right to receive dividends thereon, will terminate with respect to such shares; provided that in the event that shares of Series A Preferred Stock are not redeemed due to the Company's default in payment or because it does not have sufficient legally available funds, such shares of Series A Preferred Stock will remain outstanding and will be entitled to all of the rights and preferences provided herein.

Mandatory Redemption Date

          If not already redeemed by the Company, the Company must redeem the Series A Preferred Stock on the date that is thirty (30) months after the Issue Date (the "Mandatory Redemption Date"). At least twenty (20) days prior to the Mandatory Redemption Date, the Company will send a notice (a "Mandatory Redemption Notice") to all holders of Series A Preferred Stock to be redeemed setting forth (i) the Mandatory Redemption Price (which is defined as 101% of the then applicable liquidation preference, plus any accrued dividends; provided, however, if the Redemption Date is within one hundred and eighty (180) days of the Mandatory Redemption Date, then "Redemption Price" shall mean 100% of the then applicable liquidation preference, plus any accrued dividends), including a calculation thereof, and (ii) the place at which such holders may obtain payment of the Mandatory Redemption Price upon surrender of their share certificates.

          On or after the Mandatory Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed must surrender their certificates representing such shares to the Company in the manner and at the place designated in the Mandatory Redemption Notice. Thereafter, the Mandatory Redemption Price of such shares will be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate will be canceled. In the event that less than all the shares represented by such certificates are redeemed, a new certificate will be issued representing the unredeemed shares.

          From and after the Mandatory Redemption Date, unless there has been a default in payment of the Mandatory Redemption Price or the Company is unable to pay the Mandatory Redemption Price due to not having sufficient legally available funds, all rights of the holders of such shares as holders of Series A Preferred Stock (except the right to receive the Mandatory Redemption Price without interest upon surrender of their certificates), including the right to receive dividends thereon, will cease and terminate with respect to such shares; provided that in the event that shares of Series A Preferred Stock are not redeemed due to a default in payment by the Company or because it does not have sufficient legally available funds, such shares of Series A Preferred Stock will remain outstanding and will be entitled to all of the rights and preferences provided herein.

Senior Securities Limitation

          The Company has agreed that prior to the redemption in full of the Series A Preferred Stock, as long as any shares of the Series A Preferred Stock remain outstanding, it will not have outstanding senior securities, which include all of the Company's borrowings and any outstanding preferred stock, in excess of $115 million.

Reacquired Shares

          Any shares of Series A Preferred Stock that the Company redeems, purchases, or otherwise acquires in any manner whatsoever will be retired and canceled promptly after such acquisition, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares will be reduced in accordance with the Delaware General Corporation Law. Upon their cancellation (and compliance with any applicable provisions of the laws of the State of Delaware) all such shares will become authorized but unissued shares of the Company's Series A Preferred Stock, par value $.01 per share, and may be reissued by the Company.

Waivers of Rights

          The sole holder of Series A Preferred Stock, a company controlled by Bruce E. Toll, a director of the Company (the "Preferred Holder") has waived certain rights that it has as a holder of that stock. These waivers relate to rights or claims that the Preferred Holder may have, among others, arising from: (i) any transfer of control of Fifth Street after the completion of this offering; or (ii) any instances when the Company has one or more Non-Performing Loans that equal, at cost, more than 15% but less than 20% of the Company's total assets, unless at such time there is a loan in place from Bank of America, N.A. to either the Preferred Holder or Mr. Toll.

Note 14. Subsequent Events

          On April 1, 2008, the Company increased its investment in Best Vinyl, Inc. by $2.0 million. In the aggregate, the Company's investment consists of a $7.0 million second lien loan with a 12.5% annual interest rate. In addition, the Company continues to hold its minority ownership position in the company with a fair value of $226,729 as of March 31, 2008.

          On April 11, 2008, the Company increased its investment in Traffic Control & Safety Corporation by $4.0 million. In the aggregate, the Company's investment consists of a $10.2 million second lien term loan with a 15.0% annual interest rate. In addition, the Company continues to hold a minority ownership position in Traffic Control & Safety Corporation with a fair value of $260,104 as of March 31, 2008.

          On April 21, 2008, the Company made a $16.4 million investment in Central Industrial Supply Company, a designer, manufacturer and distributor of linear slides and precision mechanical and electro-mechanical products for the computer hardware, telecommunications and industrial, commercial, and consumer equipment markets. The Company's investment consists of a $16.4 million first lien loan with a 17.0% annual interest rate.

          On April 24, 2008, the Company filed a certificate of amendment to its restated certificate of incorporation authorizing the issuance of up to 200,000 shares of Series A Preferred Stock.

          On April 25, 2008, the Company sold 30,000 shares of Series A Preferred Stock to a company controlled by Bruce E. Toll, a director of the Company, at a purchase price of $500 per share for total proceeds of $15,000,000.

          On April 30, 2008, the Company provided $8,293,333 of a prior unfunded commitment to Caregiver Services, Inc. ("CSI"). In the aggregate, the Company's investment in CSI consists of a $10.0 million second lien term loan with an interest rate of LIBOR +685 bps (12.0% floor) and a separate $13.5 million second lien term loan with an interest rate of 16.5%. In addition, the Company continues to hold a minority ownership position in CSI.

          For the month of April 2008, the Company had additional draws totaling $35.6 million on its credit facility with Bank of Montreal (see note 6) at a weighted average rate of approximately 4.66%. As of April 30, 2008, the Company's total borrowings outstanding under this credit facility were approximately $50 million.

          On May 1, 2008, the Company's Board of Directors declared a dividend of $0.30 per share of common stock, payable on June 3, 2008 to shareholders of record as of May 19, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Partners of
    Fifth Street Mezzanine Partners III, L.P.

          We have audited the accompanying balance sheet, including the schedule of investments, of Fifth Street Mezzanine Partners III, L.P. (a Delaware limited partnership and predecessor to Fifth Street Finance Corp.) as of September 30, 2007, and the related statements of operations, changes in partners' capital, and cash flows for the period February 15, 2007 (inception) through September 30, 2007. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fifth Street Mezzanine Partners III, L.P. (predecessor to Fifth Street Finance Corp.) as of September 30, 2007, and the results of its operations, changes in partners' capital and its cash flows for the period February 15, 2007 (inception) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thornton LLP

New York, New York
December 5, 2007 (except for
Note 15, as to which the date
is January 2, 2008)

Fifth Street Mezzanine Partners III, L.P.

Balance Sheet

September 30, 2007

Assets
Investments, at fair value (cost of $89,834,209)
Affiliate investments (cost of $38,716,308)	$38,816,100
Non-control/Non-affiliate investments (cost of $51,117,901)	51,141,045
Unearned fee income	(1,566,293)

Total investments net of unearned fee income	88,390,852
Cash and cash equivalents	17,654,056
Interest receivable	754,623
Due from portfolio company	127,715
Prepaid management fee	252,586
Deferred offering costs	149,687

Total Assets	$107,329,519

Liabilities
Accrued expenses	311,138
Accounts payable	105,969
Interest payable	9,934
Accrued offering costs	86,783

Total Liabilities	513,824

Commitments (Notes 3 and 6)
Partners' Capital
General Partner	1,309,342
Limited Partners	105,506,353

Total Partners' Capital	106,815,695

Total Liabilities and Partners' Capital	$107,329,519

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Statement of Operations

For the period February 15, 2007 (inception) through September 30, 2007

Investment Income:
Interest income:
Affiliate investments	$2,900,314
Non-control/Non-affiliate investments	1,164,558

Total interest income	4,064,872

Dividend income—Affiliate Investments	2,228
Fee income:
Affiliate investments	164,222
Non-control/Non-affiliate investments	64,610

Total fee income	228,832

Total Investment income	4,295,932

Expenses:
Management fees	1,564,189
Interest expense	522,316
Organizational costs	413,101
Transaction fees	357,012
Line of credit guarantee expense	250,000
Professional fees	211,057
Miscellaneous expense	18,867

Total expenses	3,336,542

Net investment income	959,390

Unrealized appreciation on investments:
Affiliate investments	99,792
Non-control/Non-affiliate investments	23,144

Unrealized appreciation on investments	122,936

Net increase in Partners' Capital resulting from operations	1,082,326

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Statement of Changes in Partners' Capital

For the period February 15, 2007 (inception) through September 30, 2007

	General Partner	Limited Partners	Total
Balance, February 15, 2007 (inception)	$—	$—	$—
Capital contributions*	1,276,886	104,456,483	105,733,369
Net increase in partners' capital resulting from operations:
Change in unrealized appreciation on investments	1,508	121,428	122,936
Net investment income	30,948	928,442	959,390

Net increase in partners' capital resulting from operations	32,456	1,049,870	1,082,326

Balance, September 30, 2007	$1,309,342	$105,506,353	$106,815,695

*
Capital contributions by the limited partners includes $5,056,970 that was drawn on an $8.0 million commitment by an affiliate.

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Statement of Cash Flows

For the period February 15, 2007 (inception) through September 30, 2007

Cash flows from operating activities:
Net increase in Partners' Capital resulting from operations	$1,082,326
Adjustments to reconcile net increase in Partners' Capital resulting from operations to net cash used in operating activities:
Change in unrealized appreciation on investments	(122,936)
Paid-in-kind income	(588,795)
Accretion of original issue discount on investments	(265,739)
Change in operating assets and liabilities:
Increase in unearned fee income	1,566,293
Increase in interest receivable	(754,623)
Increase in due from portfolio company	(127,715)
Increase in prepaid management fees	(252,586)
Increase in accrued expenses	311,138
Increase in accounts payable	105,969
Increase in interest payable	9,934
Purchases of investments	(88,979,675)

Net cash used in operating activities	(88,016,409)

Cash flows from financing activities:
Capital contributions	105,733,369
Borrowings	86,562,983
Repayment on borrowings	(86,562,983)
Offering costs paid	(62,904)

Net cash provided by financing activities	105,670,465

Net increase in cash and cash equivalents	17,654,056
Cash, beginning of period	—

Cash and cash equivalents, end of period	$17,654,056

Supplemental Information:
Cash paid for interest	$512,382

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Schedule of Investments

September 30, 2007

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Portfolio Company /Type of Investment(1)(2)
United States:
Control Investments(3)
Affiliate Investments(4)
O'Currance, Inc	Data Processing & Outsourced Services
3.3% Membership Interest in O'Currance Holding Company LLC			0.1%	$250,000	$89,587
1.75% Preferred Membership Interest			0.1%	130,413	130,413
Second Lien Term Loan, 16.875% due 3/21/2012		$9,500,000	9.0%	9,590,060	9,590,060

				9,970,473	9,810,060
CPAC, Inc	Household Products & Specialty Chemicals
Common Stock		2,297	2.2%	2,297,000	2,297,000
Second Lien Term Loan, 17.5% due 4/13/2012		$10,000,000	8.4%	9,015,137	9,015,137

				11,312,137	11,312,137
Elephant & Castle, Inc.(5)	Restaurants
Series A Preferred Stock		7,500	0.5%	750,000	500,000
Second Lien Term Loan, 15.5% due 4/20/2012		$7,500,000	6.5%	6,911,378	6,911,378

				7,661,378	7,411,378
MK Network, LLC	Healthcare Services
Membership Units(6)		6,114	1.0%	584,795	1,095,000
Revolving Loan at greater of 10% and Prime + 1.5%		$2,000,000	—	—	—
Second Lien Term Loan, 13.5% due 6/1/2012		$9,500,000	8.6%	9,187,525	9,187,525

				9,772,320	10,282,525

Total Affiliate Investments			36.4%	38,716,308	38,816,100

Non-Control/Non-Affiliate Investments(7)
Best Vinyl Acquisition Corporation	Building Products
Series A Preferred Stock		25,641	0.2%	253,846	175,000
Common Stock		25,641	0.0%	2,564	—

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Schedule of Investments (Continued)

September 30, 2007

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Second Lien Term Loan, 12% due 3/30/2013		$5,000,000	4.5%	4,765,188	4,765,188

				5,021,598	4,940,188
Safety Systems Acquisition Corporation	Construction and Engineering
Series B Preferred Stock		24,750	0.2%	247,500	247,500
Common Stock		25,000	0.1%	2,500	67,500
Second Lien Term Loan, 15% due 6/29/2014		$5,000,000	5.3%	5,696,671	5,696,671

				5,946,671	6,011,671
Nicos Polymers & Grinding Inc.	Commodity Chemicals
3.32% Membership Interest in Crownbrook Acquisition I LLC			0.2%	168,086	215,000
First Lien Term Loan, Libor +500 due 7/17/2012		$3,175,000	3.0%	3,175,000	3,175,000
Second Lien Term Loan, 13.5% due 7/17/2012		$5,625,000	5.2%	5,515,093	5,515,093

				8,858,179	8,905,093
TBA Global, LLC	Media: Advertising
Senior Preferred Shares		53,944	0.2%	215,975	215,975
Series A Shares		191,977	0.2%	191,977	184,025
Second Lien Term Loan, Libor +500 due 8/3/2012		$2,500,000	2.3%	2,500,000	2,500,000
Second Lien Term Loan, 14.5% due 8/3/2012		$10,000,000	9.0%	9,637,793	9,637,793

				12,545,745	12,537,793
Fitness Edge, LLC	Leisure Facilities
Common Stock		1,000	0.0%	42,908	43,500
First Lien Term Loan, Libor +525 due 8/08/2012		$2,500,000	2.3%	2,500,000	2,500,000
Second Lien Term Loan, 15% due 8/08/2012		$4,225,000	3.9%	4,199,196	4,199,196

				6,742,104	6,742,696

See notes to financial statements.

Fifth Street Mezzanine Partners III, L.P.

Schedule of Investments (Continued)

September 30, 2007

	Industry	Principal/ No. of shares/ No. of units	Percent of Partners' Capital of $106,815,695	Cost	Fair Value
Filet of Chicken	Food Distributors
Common Stock		36	0.4%	421,992	421,992
Second Lien Term Loan, 14.5% due 7/31/2012		$12,000,000	10.8%	11,581,612	11,581,612

				12,003,604	12,003,604

Total Non-Control/Non-Affiliate Investments			47.8%	51,117,901	51,141,045

Total Portfolio Investments			84.2%	$89,834,209	$89,957,145
Unearned Income				(1,566,293)	(1,566,293)

Total Investments Net of Unearned Income				$88,267,916	$88,390,852

(1)
All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)
See Note 3 for summary geographic location.

(3)
Control investments are defined by the Investment Company Act of 1940 ("1940 Act") as investments in companies in which the partnership owns more than 25% of the voting securities or maintains greater than 50% of the board representation. As of September 30, 2007, the Partnership did not have a controlling interest in any of its investments.

(4)
Affiliate investments are defined by the 1940 Act as investments in companies in which the partnership owns between 5% and 25% of the voting securities.

(5)
Equity ownership is held in Repechage Restaurant Group USA, Inc.

(6)
Income producing through payment of dividends or distributions.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

See notes to financial statements.

FIFTH STREET MEZZANINE PARTNERS III, LP

NOTES TO FINANCIAL STATEMENTS

For the period February 15, 2007 (inception) through September 30, 2007

Note 1. Organization

          Fifth Street Mezzanine Partners III, L.P. ("Fifth Street" or "Partnership"), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and/or middle market companies. FSMPIII GP, LLC is the Partnership's general partner (the "General Partner"). The Partnership's investments are managed by Fifth Street Management, LLC (the "Investment Adviser"). The General Partner and Investment Adviser are under common ownership.

          The Partnership is expected to continue until January 15, 2018 or earlier if an event of dissolution is met or if the Partnership merges pursuant to Section 15.5 of the Partnership Agreement; provided, however, that the General Partner may, in its sole discretion extend the term of the Partnership for up to two consecutive periods of one year each to allow for the orderly termination and liquidation of the Partnership's investments.

Note 2. Significant Accounting Policies

Use of estimates:

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") and Article 6 of Regulation S-X under the Securities Act of 1933 requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. These estimates are based on the information that is currently available to the Partnership and on various other assumptions that the Partnership believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimate inherent in the preparation of the Partnership financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation.

          The financial statements include portfolio investments at fair value (excluding unearned income) of $89,957,145 at September 30, 2007. At September 30, 2007, 84.2% of partners' capital is portfolio investments whose fair values have been determined by the General Partner in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the General Partner determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

          The Partnership classifies its investments in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, "Control Investments" are defined as investments in companies in which the Partnership owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliate Investments" are defined as those Non-Control investments in companies in which the Partnership owns between 5% and 25% of the voting securities. Under the 1940 Act, "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

          The following are significant accounting policies:

Investments:

  a)
  Valuation:

  1)
  Investments for which market quotations are readily available are valued at such market quotations.

  2)
  Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

  3)
  It is expected that most of the investments in the Partnership's portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

  4)
  In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement ("SFAS No. 157"). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, we are evaluating the implications of SFAS No. 157, and its impact on our financial statements has not yet been determined.

  5)
  In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Partnership is evaluating the implications of SFAS 159, and its impact in the financial statements has not yet been determined.

  b)
  Realized gain or loss on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost.

  c)
  Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Partnership stops accruing interest on investments and reserves for any previously accrued and uncollected interest when it is determined that interest is no longer collectible.

  d)
  Distribution of earnings from portfolio companies are recorded as dividend income when the distribution is received.

  e)
  The Partnership has investments in debt securities which contain a payment in kind or "PIK" interest provision. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income. For the period from February 15, 2007 (inception) to September 30, 2007, the Partnership recorded PIK income of $588,795.

  f)
  The Partnership capitalizes upfront loan origination fees received in connection with investments and reflects such fees as unearned fee income on the balance sheet. The unearned fee income from such fees is accreted into fee income based on the effective interest method over the life of the investment. In connection with its investment, the Partnership sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Partnership receives nominal cost equity, the Partnership allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into fee income over the life of the loan.

Valuation of Investments

          The Partnership invests primarily in illiquid securities issued by private companies and/or thinly-traded public companies ("Investments"). These Investments may be subject to restrictions on resale and generally have no established trading market. Fair value for Investments is determined in good faith in accordance with the valuation policy, based on the enterprise value of the portfolio companies. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, various factors are analyzed, including the portfolio company's historical and projected financial results. Discounted cash flow models may be prepared and analyzed based on projections of the future free cash flows of the business and industry derived capital costs. External events are reviewed, including private mergers and acquisitions, and these events are included in the enterprise valuation process. An independent third party valuation firm may assist in the valuation process.

          Due to the inherent uncertainty in the valuation process, the estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the Investments may cause the gains or losses ultimately realized on these Investments to be different than the valuations currently assigned. The fair value of each individual Investment is determined and changes in fair value are recorded as unrealized appreciation and depreciation.

          An investment ranking system is used in connection with investment oversight, portfolio management/analysis, and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held.

          If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower's condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies are determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company's securities, financing events or other liquidation events.

          The value of the equity interests in public companies for which market quotations are readily available is based upon the closing public market price. Securities that carry certain restrictions on sale are typically valued at a discount from the public market price of the security.

Consolidation:

          As an investment partnership, the Partnership only consolidates subsidiaries that are also investment companies. At September 30, 2007, the Partnership did not have any consolidated subsidiaries.

Cash and cash equivalents:

          Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less, when acquired. The Partnership places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Deferred offering costs:

          Deferred offering costs consist of legal fees incurred through the balance sheet date that are related to the Initial Public Offering ("IPO") and that will be charged to capital upon the receipt of the proceeds from IPO or charged to expense if not completed.

Income Taxes

          No provision is made in the accompanying financial statements for income taxes since the partners are required to report their respective shares of the Partnership's income (loss) in their individual tax returns.

          The Partnership adopted Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes at inception. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnership's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Partnership as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Partnership. Management's determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

          The Partnership is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and limited partners are responsible for reporting their share of the Partnership's income or loss on their income tax returns. Accordingly, the Partnership is not subject to income taxes. Listed below is a reconciliation of "net increase in partners' capital resulting from operations" to taxable income for the period from February 15, 2007 (inception) through September 30, 2007.

From February 15, 2007 (inception) through September 30, 2007
Net increase in Partners' Capital resulting from operations	$1,082,326
Net change in unrealized (appreciation) depreciation from investments	(122,936)
PIK Interest	(588,795)
Deferred debt origination fees included in taxable income	1,795,125
Accretion of unearned fee income for book income	(228,832)
Book/Tax difference due to organizational costs	394,741

Taxable Income	$2,331,629

Guarantees and Indemnification Agreements:

          The Partnership follows FASB Interpretation Number 45, "Guarantor's" Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." ("FIN 45"). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees.

Note 3. Portfolio Investments

          At September 30, 2007, 84.2% of partners' capital or $89,957,145 was invested in 10 long-term portfolio investments and 16.5% of partners' capital was invested in cash and cash equivalents. As of September 30, 2007, all of the Partnership's debt investments were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Partnership held equity investments in its portfolio companies consisting of common stock, preferred stock or limited liability company interests.

          As of September 30, 2007, the Partnership's off-balance sheet arrangements consisted of $7 million of unfunded commitments to provide debt financing to its portfolio companies. Such commitments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet and are not reflected on the Partnership's balance sheet.

          A summary of the composition of the unfunded commitments as of September 30, 2007 is shown in the table below:

Unfunded Commitments as of September 30, 2007
MK Network, LLC	$2,000,000
TBA Global, LLC	2,500,000
Fitness Edge, LLC	2,500,000

Total	$7,000,000

          Summaries of the composition of the Partnership's investment portfolio at cost and fair value (excluding unearned income) as a percentage of total investments are shown in the following tables:

Cost	September 30, 2007
First Lien Debt	$5,675,000	6.32%
Second Lien Debt	78,599,653	87.49%
Purchased Equity	1,788,008	1.99%
Equity Grants	3,771,548	4.20%

	$89,834,209	100.00%

Fair Value	September 30, 2007
First Lien Debt	$5,675,000	6.31%
Second Lien Debt	78,599,653	87.37%
Purchased Equity	1,921,316	2.14%
Equity Grants	3,761,176	4.18%

	$89,957,145	100.00%

          The Partnership invests in portfolio companies located in the United States with a historical emphasis on the Northeastern region of the United States. The following tables show the portfolio composition by geographic region at cost and fair value (excluding unearned income) as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company's business.

Cost	September 30, 2007
Northeast	$44,346,118	49.37%
West	33,484,486	37.27%
Southeast	12,003,605	13.36%
Midwest	—	0.00%
Southwest	—	0.00%

	$89,834,209	100.00%

Fair Value	September 30, 2007
Northeast	$44,653,829	49.64%
West	33,299,711	37.02%
Southeast	12,003,605	13.34%
Midwest	—	0.00%
Southwest	—	0.00%

	$89,957,145	100.00%

          Set forth below are tables showing the composition of the Partnership's portfolio by industry at cost and fair value as of September 30, 2007 (excluding unearned income):

Cost	September 30, 2007
Media: Advertising	$12,545,745	13.96%
Food Distributors	12,003,604	13.36%
Household Products/Specialty Chemicals	11,312,137	12.59%
Data Processing and Outsourced Services	9,970,473	11.10%
Health Care Services	9,772,320	10.88%
Commodity Chemicals	8,858,179	9.86%
Restaurants	7,661,378	8.53%
Leisure Facilities	6,742,104	7.51%
Construction & Engineering	5,946,671	6.62%
Building Products	5,021,598	5.59%

Total	$89,834,209	100.00%

Fair Value	September 30, 2007
Media: Advertising	$12,537,793	13.93%
Food Distributors	12,003,604	13.34%
Household Products/Specialty Chemicals	11,312,137	12.58%
Health Care Services	10,282,525	11.43%
Data Processing and Outsourced Services	9,810,060	10.91%
Commodity Chemicals	8,905,093	9.90%
Restaurants	7,411,378	8.24%
Leisure Facilities	6,742,696	7.50%
Construction & Engineering	6,011,671	6.68%
Building Products	4,940,188	5.49%

Total	$89,957,145	100.00%

          The Partnership's investments are generally in lower middle market companies in a variety of industries. At September 30, 2007, the Partnership had five investments that were greater than 10% of the total investment portfolio. Such investments represented approximately 61.89% of the fair value of the portfolio on September 30, 2007 and approximately 62.19% of cost. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investments. For the period ending September 30, 2007, investment income from four investments exceeded 10% of investment income. The four investments in aggregate represented approximately 71% of the investment income for the period ending September 30, 2007.

Note 4. Unearned Fee Income—Debt Origination Fees

          The Partnership capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income on the balance sheet. The unearned income from such fees is accreted into fee income over the life of the financing in accordance with the Statement of Financial Accounting Standards 91 "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases".

          Accumulated unearned fee income activity for the period from February 15, 2007 (inception) through September 30, 2007 was as follows:

From February 15, 2007 (inception) through September 30, 2007
Beginning accumulated unearned fee income balance	$—
Net fees received	1,795,125
Unearned fee income recognized	(228,832)

Ending Unearned Fee Income Balance	$1,566,293

Note 5. Due from Portfolio Company

          As of September 30, 2007, the Partnership incurred $127,715 in legal expenses related to the financing of the acquisition of Rossi American Hardwoods, LLC, which subsequently closed on October 15, 2007. Under the loan agreement, the portfolio company was contractually obligated to reimburse the Partnership for all legal fees. This expense was reimbursed at closing.

Note 6. Partners' capital

          The Partnership had capital commitments from its partners of $164,720,000 (the "Committed Capital"). At September 30, 2007, $58,986,631 of this Committed Capital remained available to call for purposes of satisfying investments and expenses over the remaining life of the Partnership. On November 1, 2007, the Partnership called all remaining commitments of $58,986,631 from its limited partners. On November 8, 2007, the Partnership admitted three additional limited partners, increasing aggregate capital commitments to $169,420,000. On November 9, 2007, the Partnership called the entire capital commitment of the new limited partners.

          The General Partner is authorized to accept additional commitments from existing limited partners and admit other limited partners through January 15, 2008. Such additional limited partner's agree to contribute their proportionate share of prior capital contributed by the existing partners.

          Allocations of profits and losses and distributions are made in accordance with the provisions of the Partnership Agreement. Allocations of profit and loss will be allocated to each partner's capital account in a manner consistent with the procedures outlined in the Partnership Agreement. In general, net gain shall be allocated among the partners so as to reduce, proportionately, the difference between their respective target capital accounts and adjusted capital accounts and net loss shall be allocated among the partners so as to reduce, proportionately, the difference between their respective adjusted capital accounts and target capital accounts.

          Distributable proceeds initially shall be apportioned among the partners in proportion to their respective sharing amounts. Except as otherwise set forth in the Partnership Agreement, distributable proceeds apportioned to the General Partner and each affiliated limited partner shall be distributed to such partner, and distributable proceeds apportioned to each other limited partner shall be distributed as follows:

          (a)     First, to such limited partner until the cumulative amount distributed to such limited partner pursuant to this paragraph (a) is equal to such limited partner's return amount;

          (b)     Second, to such limited partner until the cumulative amount distributed to such limited partner pursuant to this paragraph (other than paragraph (a)) is sufficient to provide such limited partner with a preferred return of 8% per annum, compounded annually, on such limited partner's return amount;

          (c)     Third, to the General Partner until the cumulative amount distributed to the General Partner with respect to such limited partner pursuant to this paragraph (c) is equal to 20% of the cumulative amounts distributed pursuant to paragraph (b) above and this paragraph (c) to such limited partner and to the General Partner with respect to such limited partner; and

          (d)     Thereafter, 80% to such limited partner and 20% to the General Partner.

Note 7. Line of Credit

          The Partnership entered into a $50 million unsecured, revolving line of credit with Wachovia Bank, N.A. ("Loan Agreement") which had a final maturity date of April 1, 2008. Borrowings under the Loan Agreement were at a variable interest rate of LIBOR plus 0.75% per annum. In connection with the Loan Agreement, the General Partner, a member of the Board of Directors of Fifth Street Finance Corp. and an officer of Fifth Street Finance Corp. (collectively "guarantors"), entered into a guaranty agreement (the "Guaranty") with the Partnership. Under the terms of the Guaranty, the guarantors agreed to guarantee the Partnership's obligations under the Loan Agreement. In consideration for the guaranty, the Partnership was obligated to pay the member of the Board of Directors of Fifth Street Finance Corp. a fee of $41,667 per month so long as the Loan Agreement was in effect. For the period from February 15, 2007 (inception) to September 30, 2007, the Partnership paid $250,000 under this Guaranty. As of November 27, 2007, the Partnership terminated the Loan Agreement.

          The Partnership received loans of $10 million on March 21, 2007 and $5 million on March 30, 2007 from Bruce E. Toll, a member of the Board of Directors of Fifth Street Finance Corp., on each occasion for the purpose of funding the Partnership's investments in portfolio companies. These note agreements accrued interest at 12% per annum. On April 3, 2007, the Partnership repaid $15,049,315 outstanding borrowings under these note agreements, including $49,315 of interest expense.

Note 8. Interest and Dividend Income

          Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Partnership's valuation policy, accrued interest is evaluated periodically for collectibility. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

          The Partnership holds debt in its portfolio that contains a payment-in-kind ("PIK") interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment. The Partnership's policy is to stop accruing PIK interest, and write off any accrued and uncollected interest, when it is determined that PIK interest is no longer collectible.

          As of September 30, 2007, the Partnership had no investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Note 9. Fee Income

          Fee income consists of the monthly collateral management fees that the Partnership receives in connection with its debt investments and the accreted portion of the debt origination fees.

Note 10. Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

          Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflect the net change in the valuation of the portfolio pursuant to the Partnership's valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

Note 11. Concentration of Credit Risks

          The Partnership places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

Note 12. Related Party Transactions

Management fee

          The Partnership pays the Investment Adviser a management fee (the "Management Fee"), subject to the adjustments as described in the Partnership Agreement, for investment advice equal to an annual rate of 2.00% of the aggregate capital commitments of all limited partners (other than affiliated limited partners) for each fiscal year (or portion thereof) provided, however, that commencing on the earlier of (1) the first day of the fiscal quarter immediately following the expiration of the commitment period, and (2) if a temporary suspension period becomes permanent in accordance with the Partnership Agreement, on the first day of the fiscal quarter immediately following the date of such permanent suspension, the Management Fee for each subsequent twelve month period shall be equal to 1.75% of the NAV of the Partnership (exclusive of the portion thereof attributable to the General Partner and the affiliated limited partners, based upon respective capital percentages).

          For the period from February 15, 2007 (inception) to September 30, 2007 management fees were $1,564,189. At September 30, 2007, the Partnership prepaid management fees of $252,586 which is included in prepaid management fees on the balance sheet.

Transaction fees

          The Investment Adviser received 20% of transaction origination fees. For the period from February 15, 2007 (inception) to September 30, 2007, payment of the transactions fees to the Investment Adviser amounted to $357,012 and were expensed as incurred.

Line of Credit Guarantee

          A member of the Board of Directors of Fifth Street Finance Corp. was one of the three guarantors under the Loan Agreement. The Partnership paid the Board member of Fifth Street Finance Corp. a fee of 1% per annum of the $50 million loan for such guarantee, which was paid quarterly or monthly at the Partnership's election. The president and chief executive officer of Fifth Street Finance Corp. and the General Partner were each also guarantors under the loan, although they received no compensation for their respective guarantees. As of November 27, 2007, the Partnership terminated the Loan Agreement.

Note 13. Financial Highlights

For the period from February 15, 2007 (inception) through September 30, 2007(1)
Partners' Capital at end of period	100,320,848
Average Partners' Capital(2)	38,160,874
Average outstanding debt(2)	—
Ratio of total expenses, excluding interest expense, to average Partners' Capital(3)	7.37%
Ratio of total expenses to average Partners' Capital(3)	8.74%
Ratio of net investment income to Partners' Capital(3)	0.80%
Ratio of unrealized appreciation in investments to partners capital	0.12%
Ratio of total contributed capital to total capital commitments	64.25%

Total return to Limited Partners based on change in net asset value(3)(4)	3.44%

(1)
The amounts reflected in the financial highlights above represent limited partners as a whole, excluding the affiliated limited partner. An individual investors return may vary from these returns based on different management fee and incentive fee arrangements and the timing of capital transactions.

(2)
Calculated based upon the daily weighted average of capital called by the Partnership through September 30, 2007

(3)
Interim periods are not annualized.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to members and partners during the period less capital contributions during the period, as divided by the average net assets.

Note 14. Subsequent Events

          On October 3, 2007, the Partnership made a $13.70 million investment in Boot Barn, Inc. The Partnership's investment consists of a $13.50 million second lien mezzanine loan with a 14.500% annual interest rate. In addition, the Partnership purchased $200,000 of equity.

          On October 15, 2007, the Partnership made a $10.25 million investment in Rossi American Hardwoods LLC ("Rossi"). The Partnership's investment consists of a $10.00 million second lien mezzanine loan with a 15.000% annual interest rate. In addition, the Partnership purchased $250,000 of equity.

          On October 23, 2007 the Partnership made a $17.50 million investment in Premier Trailer Leasing, Inc. ("Premier"). The Partnership's investment consists of a $17.50 million second lien mezzanine loan with a 16.500% annual interest rate.

          On October 29, 2007, the Partnership increased its $9.50 million investment in O'Currance, Inc. ("O'Currance") by $3.75 million. The Partnership's new investment in O'Currance consists of a $3.75 million first lien loan with a 16.875% annual interest rate.

          On November 1, 2007, the Partnership called all remaining commitments of $58,986,631 from its limited partners.

          On November 8, 2007, the Partnership admitted three additional limited partners, increasing aggregate capital commitments to $169,420,000. On November 9, 2007, the Partnership called the entire capital commitment of the new limited partners.

          Subsequent to September 30, 2007, three transactions (Rossi, Premier, and the additional loan to O'Currance) were funded by drawing $28.25 million under the Loan Agreement. Borrowings under the Loan Agreement were subsequently paid off with the proceeds from capital called. As of November 27, 2007, the Loan Agreement was terminated, as were the guarantees under the Loan Agreement.

Note 15. Merger with and into Corporation

          Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the successor to the Partnership), an externally managed, closed end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock of Fifth Street Finance Corp. An additional 26 fractional shares were payable to the stockholders in cash. The merger involved the exchange of shares between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations ("SFAS 141") and is accounted for as if the merger had occurred as of October 1, 2007. Accordingly, no adjustments were made to the carrying value of assets and liabilities (or the cost basis of investments) as a result of the merger.

10,000,000 Shares

Fifth Street Finance Corp.

Common Stock

PROSPECTUS

Goldman, Sachs & Co.
UBS Investment Bank
Wachovia Securities

BMO Capital Markets

Stifel Nicolaus

          Through and including July 6, 2008 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
THE OFFERING
FEES AND EXPENSES
RISK FACTORS
Assumed Return on Our Portfolio (net of expenses)
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
MERGER; BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
USE OF PROCEEDS
DISTRIBUTIONS
CAPITALIZATION
DILUTION
SELECTED FINANCIAL AND OTHER DATA
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
SENIOR SECURITIES
BUSINESS
PORTFOLIO COMPANIES
MANAGEMENT
INVESTMENT ADVISORY AGREEMENT
Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"
Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)
Percentage of Pre-Incentive Fee Net Investment Income allocated to income-related portion of incentive fee
ADMINISTRATION AGREEMENT
LICENSE AGREEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DIVIDEND REINVESTMENT PLAN
DESCRIPTION OF OUR SECURITIES
SHARES ELIGIBLE FOR FUTURE SALE
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
REGULATION
UNDERWRITING
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AVAILABLE INFORMATION
PRIVACY NOTICE
INDEX TO FINANCIAL STATEMENTS
Fifth Street Finance Corp. Balance Sheet
Fifth Street Finance Corp. Statement of Operations For the three and six months ended March 31, 2008 (unaudited)
Fifth Street Finance Corp. Statement of Changes in Stockholders' Equity For the six months ended March 31, 2008 (unaudited)
Fifth Street Finance Corp. Statement of Cash Flows For the six months ended March 31, 2008 (unaudited)
Fifth Street Finance Corp. Schedule of Investments March 31, 2008 (unaudited)
Fifth Street Mezzanine Partners III, L.P. Schedule of Investments September 30, 2007
FIFTH STREET FINANCE CORP. NOTES TO FINANCIAL STATEMENTS March 31, 2008 (unaudited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fifth Street Mezzanine Partners III, L.P. Balance Sheet September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Statement of Operations For the period February 15, 2007 (inception) through September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Statement of Changes in Partners' Capital For the period February 15, 2007 (inception) through September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Statement of Cash Flows For the period February 15, 2007 (inception) through September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Schedule of Investments September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Schedule of Investments (Continued) September 30, 2007
Fifth Street Mezzanine Partners III, L.P. Schedule of Investments (Continued) September 30, 2007
FIFTH STREET MEZZANINE PARTNERS III, LP NOTES TO FINANCIAL STATEMENTS For the period February 15, 2007 (inception) through September 30, 2007